UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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GOLDMAN SACHS TRUST II

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOLDMAN SACHS TRUST II

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

200 West Street

New York, New York 10282

(212) 902-1000

September 22, 2021

Dear Shareholder:

I am writing to you on an important matter relating to the Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund (collectively, the “Funds”). At a meeting held on July 22, 2021 (with respect to the Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund) and on August 10-11, 2021 (with respect to Goldman Sachs Trust II), the Board of Trustees of each of Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund (the “Boards” or “Trustees”) voted to approve a proposal, as explained in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”), that is subject to shareholder approval. Accordingly, the Funds will hold a virtual special joint meeting of shareholders on December 3, 2021, at 10:30 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).

The following proposal (the “Proposal”) will be considered and acted upon at the Meeting:

i.	shareholders of the Funds within Goldman Sachs Trust II will be asked to elect four Trustees to the Board of their Funds;

ii.	shareholders of the Funds within Goldman Sachs ETF Trust will be asked to elect five Trustees to the Board of their Funds;

iii.	shareholders of the Goldman Sachs MLP and Energy Renaissance Fund will be asked to elect two Class I Trustees and two Class III Trustees to the Board of their Fund; and

iv.	shareholders of the Goldman Sachs Real Estate Diversified Income Fund will be asked to elect four Trustees to the Board of their Fund.

The Board of Goldman Sachs Trust II currently consists of four Independent Trustees (i.e., Trustees who are not “interested persons” of Goldman Sachs Trust II as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and James A. McNamara, who is an employee of Goldman Sachs & Co. LLC, an affiliate of the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. The Board of each of the Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund currently consists of the same three Independent Trustees (i.e., Trustees who are not “interested persons” of each of the Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund as defined in the 1940 Act) and Mr. McNamara. In order to bring the memberships of the Boards into alignment, (i) the Independent Trustees of Goldman Sachs Trust II have been nominated for election to the Board of each of the Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund; and (ii) the Independent Trustees of the Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund have been nominated for election to the Board of Goldman Sachs Trust II. In addition, one current Independent Trustee of the Goldman Sachs Trust II and one current Independent Trustee of the Goldman Sachs ETF Trust, who were appointed by other Independent Trustees to their respective Boards rather than elected by shareholders, have been nominated for election to continue to serve as Trustees on such Boards.

The alignment and consolidation of the Boards’ memberships would provide an opportunity to enhance the effectiveness of board oversight and result in other potential benefits as described in the accompanying Joint Proxy Statement.

Shareholders will also be asked to consider and act upon any other business that may properly come before the Meeting.

Shareholders of record at the close of business on August 23, 2021, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. The Meeting will be conducted as a virtual meeting. You are cordially invited to attend the Meeting. The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Boards have implemented a virtual meeting format primarily to reflect concerns regarding the spread of COVID-19. Shareholders will be able to listen and vote from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online and vote by visiting www.proxyvote.com and using a control number assigned by Broadridge Financial Solutions, Inc. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Special Meeting and Joint Proxy Statement that follow.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. After careful consideration, the Board of each of Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable nominee). However, before you vote, please read the Joint Proxy Statement for a complete description of the Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact Broadridge at 855-973-0097. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.

By Order of the Boards of Trustees of

Goldman Sachs Trust II

Goldman Sachs ETF Trust

Goldman Sachs MLP and Energy Renaissance Fund

Goldman Sachs Real Estate Diversified Income Fund

Caroline L. Kraus

Secretary

SEPTEMBER 22, 2021

IMPORTANT INFORMATION

FOR SHAREHOLDERS

For your convenience, the following “Questions and Answers” are a summary of, and are not intended to be as detailed as, the discussion found in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”). The information in this “Questions and Answers” section is qualified in its entirety by reference to the Joint Proxy Statement. We encourage you to carefully review the information contained in the Joint Proxy Statement.

General

Q.	Why am I receiving these proxy materials?

A.

You are receiving these proxy materials, which includes the Notice of Special Joint Meeting of Shareholders (“Notice”), the Joint Proxy Statement and your proxy card(s), because you have the right to notice of, and to vote on, an important governance matter concerning the Goldman Sachs Trust II (“GS Trust II”), Goldman Sachs ETF Trust (“GSETF Trust”), Goldman Sachs MLP and Energy Renaissance Fund (“MLP Fund”) and Goldman Sachs Real Estate Diversified Income Fund (“Real Estate Fund”) (collectively, the “Funds”). In particular, you are being asked to consider and act upon the Proposal (defined below), which requires shareholder approval.

The Boards of Trustees of the Funds (the “Boards,” and the members thereof, the “Trustees”) separately determined that it is in the best interests of the Fund(s) under their respective oversight to align and consolidate the membership of the Boards so that all of the Funds are overseen by the same Trustees. Accordingly, the Boards have proposed the election of nominees (the “Nominees”) to the Boards (the “Proposal”) as discussed below.

The Board of the GS Trust II currently consists of four Independent Trustees (i.e., Trustees who are not “interested persons” of each of the Goldman Sachs Trust II as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “GS Trust II Independent Trustees”) and James A. McNamara, who is an employee of Goldman Sachs & Co. LLC (“Goldman Sachs”), an affiliate of the Funds’ investment adviser, Goldman Sachs Asset Management, L.P (“GSAM” or the “Investment Adviser”). The Board of each of the GSETF Trust, the MLP Fund and the Real Estate Fund currently consists of the same three Independent Trustees (i.e., Trustees who are not “interested persons” of each of the GSETF Trust, the MLP Fund and the Real Estate Fund as defined in the 1940 Act) (the “ETF/MLP/RE Independent Trustees”) and Mr. McNamara. In order to bring the memberships of the Boards into alignment, (i) the GS Trust II Independent Trustees have been nominated for election to the Board of each of the GSETF Trust, the MLP Fund and the Real Estate Fund; and (ii) the ETF/MLP/RE Independent Trustees have been nominated for election to the Board of the GS Trust II. In addition, one current Independent Trustee of the GS Trust II and one current Independent Trustee of the GSETF Trust, who were appointed by other Independent Trustees to their respective Boards rather than elected by shareholders, have been nominated for election to continue to serve as Trustees on such Boards.

The Boards believe that this alignment and consolidation through the election of all of the Nominees would be beneficial to the Funds and their shareholders.

Q.	Why am I being asked to vote?

A.

As of August 23, 2021 (the “Record Date”), the record date fixed by the Boards, you were a shareholder of record of one or more of the Funds listed in the attachment to the accompanying Notice. The Proposal requires the approval of shareholders of the Funds.

After careful consideration, each Board unanimously recommends that shareholders of the Fund(s) under its oversight vote “FOR” the Proposal (the election of each applicable Nominee).

Q.	Why am I being asked to elect each of the Nominees as Trustees?

A.

Each of the Nominees either currently serves as a GS Trust II Independent Trustees or an ETF/MLP/RE Independent Trustee. The election of the Nominees is part of the intended alignment and consolidation of the Boards. If shareholders approve the Proposal, the membership of each of the Board will be as follows:

(i) the current Trustees of the Boards of the GS Trust II and GSETF Trust, who were appointed to such Boards by other Independent Trustees of the respective Boards rather than elected by shareholders, will continue to serve on such Boards;

(iii) the membership of the Board of the GS Trust II will be expanded to include the three ETF/MLP/RE Independent Trustees; and

(ii) the membership of the Board of each the GSETF Trust, the MLP Fund and the Real Estate Fund will be expanded to include the four GS Trust II Independent Trustees.

Each Nominee would not be deemed to be an “interested person,” as that term is defined under the 1940 Act of any of the Funds. Mr. McNamara would be considered an “interested person” of each Fund because he holds positions with Goldman Sachs, an affiliate of the Investment Adviser, and owns securities issued by The Goldman Sachs Group, Inc.

Election of all of the Nominees will bring the membership of the Boards into alignment. This alignment and consolidation would provide an opportunity to enhance the effectiveness of board oversight and result in other potential benefits as described in the accompanying Joint Proxy Statement.

Q.	Why have the Boards approved the Proposal (the election of each applicable Nominee)?

A.

At a meeting held on July 22, 2021 (with respect to the GSETF Trust, the MLP Fund and the Real Estate Fund) and on August 10-11, 2021 (with respect to the GS Trust II), the Boards determined that the board realignment and consolidation could provide benefits to shareholders of the Fund(s) under their respective oversight. Each Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Goldman Sachs fund complex and GSAM. In addition, the Boards have had the opportunity to meet with each of the Nominees. In particular, the Boards considered:

1)	that each Fund would benefit from the additional experience, insights and oversight from the election of the Nominees that are not currently members of its Board;

2)	that each of the Nominees has significant professional experience and skills, as well as experience overseeing investment companies;

3)

that GSAM bears certain operational and administrative burdens from supporting multiple boards for currently overseeing the Funds, and the formation of a single, consolidated board would ease these burdens and enable GSAM to focus greater resources and time on providing services to the Funds;

4)

that the consolidated Boards with increased skill sets, backgrounds and depth of experience with all types of fund within the Goldman Sachs fund complex would be better positioned to respond to the increasing complexities of the registered fund business;

5)

that (i) GSAM will bear a portion of the costs associated with the board realignment and consolidation, including up to $150,000 in legal expenses and up to $500,000 in all other costs, and (ii) to the extent the costs associated with the board realignment and consolidation to be borne by a Fund would increase such Fund’s total expense ratio by more than 0.004%, GSAM will reimburse such Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that is above 0.004%; and

6)

that the recent retirement of a Trustee of the GSETF Trust, the MLP Fund and the Real Estate Fund, along with the desire of the Board of the GS Trust II to add a new Trustee, would have required the Boards to identify and nominate Board members for election, resulting in associated costs and expenses of that nomination and election process and the need to onboard new Board members with potentially less experience overseeing funds, including those managed by GSAM.

The factors considered by the Boards in approving the Proposal are described further in the section entitled “Summary of the Reasons for the Board Alignment and Consolidation.”

Voting

Q.	Who is asking for my vote?

A.

Your vote is being solicited by and on behalf of the Board of your Fund for use at the special joint meeting of shareholders of the Funds to be held on December 3, 2021 (with any postponements or adjournments, the “Meeting”). As a shareholder of record of any of the Funds as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares. Accordingly, the other shareholders of record of any of the Funds as of the close of business on the Record Date are being sent these proxy materials.

Q.	How does the Board of my Fund recommend that I vote?

A.

After careful consideration, the Board of your Fund unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee). Please see the section entitled “Summary of the Reasons for the Board Alignment and Consolidation” with respect to the Proposal for a discussion of your Board’s considerations in making such recommendation.

Q.	Why am I receiving information about Funds I do not own?

A.	The Proposal is similar for each of the Funds, and the Boards have concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds.

Q.	What vote is required to approve the Proposal?

A.	Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

For each of the GS Trust II, GSETF Trust and the Real Estate Fund, the presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined shares entitled to vote at the Meeting shall constitute a quorum at the Meeting. For the MLP Fund, the presence in person or by proxy of shareholders owning shares representing a majority or more of the total combined shares entitled to vote at the Meeting shall constitute a quorum at the Meeting.

For each of the GS Trust II, GSETF Trust and the Real Estate Fund, when a quorum is present, an affirmative vote by a plurality of the shares voted shall elect a Nominee as Trustee. For the MLP Fund, when a quorum is present, an affirmative vote by a majority of the shares voted shall elect a Nominee as Trustee.

For each of the GS Trust II and GSETF Trust, the Proposal applies on a trust-wide basis, and all series (i.e., the respective Funds) and classes thereof will vote together on the Proposal. However, the vote on the Proposal or the election of a Nominee by the shareholders of each of the GS Trust II, the GSETF Trust, the MLP Fund or the Real Estate Fund will not affect the Proposal or the election of a Nominee with respect to the other Trusts or Funds.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposal can be acted upon, and your vote can make a difference in the governance of the Fund(s) that you own. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.

You should vote because every vote is important. If numerous shareholders just like you do not vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs.

Q.	How do I place my vote?

A.	Shareholders can vote in any one of four ways:

•	By mailing the enclosed proxy card after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card;

•	By telephone, with a toll free call to the number on your proxy card; or

•	By attending the virtual Meeting and voting during the webcast.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card, or by telephone by calling the toll-free number on your enclosed proxy card, in each case using the voting control number that appears on your proxy card. These voting methods will save money. However, whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q.	I plan to vote by mail. How should I sign my proxy card?

A.	Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.

Q.	I plan to vote over the Internet. How does Internet voting work?

A.	To vote over the Internet, please log on to the website indicated on your proxy card and follow the instructions provided on the voting website.

Q.	I plan to vote by telephone. How does telephone voting work?

A.	To vote by telephone, please call toll free the number on your proxy card from within the United States and follow the instructions provided during your call.

Q.	Whom should I call with questions?

A.	If you have any additional questions about the Joint Proxy Statement or the upcoming Meeting, please contact Broadridge at 855-973-0097.

Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Funds?

A:

The Funds have retained an outside firm, Broadridge, which specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Joint Proxy Statement, the collection of the proxies, and with any necessary follow-up. A proxy solicitor may contact shareholders on behalf of the Funds, but is not permitted to use personal information about shareholders for other purposes.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS TRUST II

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

200 West Street

New York, New York 10282

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 3, 2021

NOTICE IS HEREBY GIVEN THAT A SPECIAL JOINT MEETING OF SHAREHOLDERS of each of the Goldman Sachs Trust II (“GS Trust II”), Goldman Sachs ETF Trust (“GSETF Trust”), Goldman Sachs MLP and Energy Renaissance Fund (the “MLP Fund”) and Goldman Sachs Real Estate Diversified Income Fund (the “Real Estate Fund”) (collectively, the “Funds”) will be held virtually on December 3, 2021, at 10:30 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).

At the Meeting, and as specified in greater detail in the Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”) accompanying this Notice, shareholders of the Funds will be asked to consider and act upon the following proposal:

1. To elect nominees (the “Nominees”) to the Board of Trustees (the “Boards,” and the members thereof, the “Trustees”) of each of the GS Trust II, the GSETF Trust, the MLP Fund and the Real Estate Fund (the “Proposal”) as follows:

i. Shareholders of the Funds within the GS Trust II will be asked to elect the following Trustees to the Board of their Funds:

•	Steven D. Krichmar

•	Linda A. Lang

•	Michael Latham

•	Lawrence W. Stranghoener

ii. Shareholders of the Funds within the GSETF Trust will be asked to elect the following Trustees to the Board of their Funds:

•	Cheryl K. Beebe

•	Lawrence Hughes

•	John F. Killian

•	Steven D. Krichmar

•	Linda A. Lang

iii. Shareholders of the MLP Fund will be asked to elect the following Trustees to the Board of their Fund:

•	Cheryl K. Beebe (as Class I Trustee)

•	Lawrence Hughes (as Class I Trustee)

•	John F. Killian (as Class III Trustee)

•	Steven D. Krichmar (as Class III Trustee)

iv. Shareholders of the Real Estate Fund will be asked to elect the following Trustees to the Board of their Fund:

•	Cheryl K. Beebe

•	Lawrence Hughes

•	John F. Killian

•	Steven D. Krichmar

2. To transact such other business as may properly come before the Meeting.

After careful consideration, the Board of each of the GS Trust II, the GSETF Trust, the MLP Fund and the Real Estate Fund unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee).

The matters referred to above are discussed in the Joint Proxy Statement attached to this notice. The Board of your Fund believes that the Proposal is in the best interests of the Fund and its Shareholders.

You will be able to attend the Meeting online and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on December 1, 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once a shareholder has obtained a new control number, he or she must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit his or her name and newly issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com.

The Meeting webcast will begin promptly at 10:30 a.m. Eastern Time. We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page 1 of the Joint Proxy Statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on August 23, 2021, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Boards of Trustees of

Goldman Sachs Trust II

Goldman Sachs ETF Trust

Goldman Sachs MLP and Energy Renaissance Fund

Goldman Sachs Real Estate Diversified Income Fund

Caroline L. Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” the proposal indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone from within the United States, please call the toll-free number found on your proxy card or voting instruction form, and follow the recorded instructions. Shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead.

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the Secretary of the Funds, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606, a written notice of revocation or subsequently executed proxy or voting instruction form or by virtually attending and voting at the Meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to a Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3.	All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FUNDS PARTICIPATING IN THE MEETING

TO BE HELD ON DECEMBER 3, 2021

Goldman Sachs Trust II

Goldman Sachs GQG Partners International Opportunities Fund	Goldman Sachs Multi-Manager Alternatives Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund	Multi-Manager International Equity Fund

Multi-Manager U.S. Small Cap Equity Fund	Goldman Sachs Target Date Retirement Portfolio	Goldman Sachs Target Date 2025 Portfolio

Goldman Sachs Target Date 2030 Portfolio	Goldman Sachs Target Date 2035 Portfolio	Goldman Sachs Target Date 2040 Portfolio

Goldman Sachs Target Date 2045 Portfolio	Goldman Sachs Target Date 2050 Portfolio	Goldman Sachs Target Date 2055 Portfolio

Goldman Sachs Target Date 2060 Portfolio

Goldman Sachs ETF Trust

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	Goldman Sachs ActiveBeta® Europe Equity ETF	Goldman Sachs ActiveBeta® International Equity ETF

Goldman Sachs ActiveBeta® Japan Equity ETF	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF

Goldman Sachs Innovate Equity ETF	Goldman Sachs Access High Yield Corporate Bond ETF	Goldman Sachs Access Inflation Protected USD Bond ETF

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	Goldman Sachs Access Investment Grade Corporate Bond ETF	Goldman Sachs Access Treasury 0-1 Year ETF

Goldman Sachs Access U.S. Aggregate Bond ETF	Goldman Sachs Access Ultra Short Bond ETF	Goldman Sachs MarketBetaTM Emerging Markets Equity ETF

Goldman Sachs MarketBetaTM International Equity ETF	Goldman Sachs MarketBetaTM U.S. Equity ETF	Goldman Sachs Future Planet Equity ETF

Goldman Sachs MLP and Energy Renaissance Fund

Goldman Sachs Real Estate Diversified Income Fund

GOLDMAN SACHS TRUST II

GOLDMAN SACHS ETF TRUST GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

200 West Street

New York, New York 10282

JOINT PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 3, 2021

This Joint Proxy Statement and enclosed Notice of Special Joint Meeting of Shareholders (“Notice”) and proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees (the “Boards,” and the members thereof, the “Trustees”) of the Goldman Sachs Trust II (“GS Trust II”), Goldman Sachs ETF Trust (“GSETF Trust”), Goldman Sachs MLP and Energy Renaissance Fund (“MLP Fund”) and Goldman Sachs Real Estate Diversified Income Fund (“Real Estate Fund”) (collectively, the “Funds”). The proxies are being solicited for use at a virtual special joint meeting of shareholders of each Fund on the list attached to the Notice to be held on December 3, 2021, at 10:30 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).

At the Meeting, and as described in this Joint Proxy Statement, shareholders of the Funds will be asked to consider and act upon the following proposals:

1. To elect nominees (the “Nominees”) to the Board of each of the GS Trust II, the GSETF Trust, the MLP Fund and the Real Estate Fund (the “Proposal”) as follows:

i.	Shareholders of the Funds within GS Trust II will be asked to elect the following Trustees to the Board of their Funds:

•	Steven D. Krichmar
•	Linda A. Lang
•	Michael Latham
•	Lawrence W. Stranghoener

ii.	Shareholders of the Funds within the GSETF Trust will be asked to elect the following Trustees to the Board of their Funds:

•	Cheryl K. Beebe
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar
•	Linda A. Lang

iii.	Shareholders of the MLP Fund will be asked to elect the following Trustees to the Board of their Fund:

•	Cheryl K. Beebe (as Class I Trustee)
•	Lawrence Hughes (as Class I Trustee)
•	John F. Killian (as Class III Trustee)
•	Steven D. Krichmar (as Class III Trustee)

iv.	Shareholders of the Real Estate Fund will be asked to elect the following Trustees to the Board of their Fund:

•	Cheryl K. Beebe
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar

2. To transact such other business as may properly come before the Meeting.

After careful consideration, the Board of each of the GS Trust II, the GSETF Trust, the MLP Fund and the Real Estate Fund unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee). The Proposal will be voted upon separately by each of the GS Trust II, the GSETF Trust, the MLP Fund and the Real Estate Fund. For each of the GS Trust II and GSETF Trust, the Proposal applies on a Trust-wide basis, and all series (i.e., the respective Funds) and classes thereof will vote together on the Proposal.

As further explained below, election of all of the Nominees will bring the membership of the Boards into alignment. This alignment and consolidation would provide the opportunity to enhance the effectiveness of board oversight, and result in other potential benefits, as described below. The Boards have determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders because similar matters are being considered and voted on by the shareholders of the other Funds.

This Joint Proxy Statement and the accompanying Notice and proxy card are anticipated to be first mailed to shareholders on or about October 4, 2021.

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:30 a.m. Eastern Time on December 3, 2021. You will be able to attend the Meeting online and vote your shares electronically. To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor.

Shareholders whose shares are registered directly with a Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on December 1, 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

In light of the developments related to coronavirus (COVID-19), the Meeting will be completely virtual, which provides worldwide access and communication, while protecting the health and safety of our shareholders,

Trustees and management. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

The Boards have fixed the close of business on August 23, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the Funds on the Record Date are entitled to one vote per share at the Meeting. Appendix C to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Appendix D to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of a Fund as of August 23, 2021.

The Funds’ officers, and personnel of the Funds’ investment adviser and transfer agents and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If the Funds record votes through the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

The Funds will pay their respective shares of the costs associated with the board realignment and consolidation, with fixed costs allocated to the Funds equally and certain variable costs (e.g., costs of printing and mailing) allocated to the Funds on a pro rata basis based on the number of shareholders of each Fund. However, GSAM will bear a portion of the costs associated with the board realignment and consolidation, including up to $150,000 in legal expenses and up to $500,000 in all other costs. To the extent the costs associated with the board realignment and consolidation to be borne by a Fund would increase such Fund’s total expense ratio by more than 0.004%, GSAM will also reimburse such Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that is above 0.004%. The Funds and GSAM have retained Broadridge Financial Solutions (“Broadridge”), a proxy solicitation firm, to assist the solicitation and tabulation of proxies, and Donnelley Financial Solutions (“DFIN”), to assist with the printing of proxy materials. The cost of DFIN’s and Broadridge’s services in connection with the proxy solicitation is approximately $1,612,964.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at 855-973-0097. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted “FOR” the election of the Nominees described in this Joint Proxy Statement, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Funds, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606, a written notice of revocation or subsequently executed proxy or voting instruction form or by virtually attending and voting at the Meeting.

If (i) you are a member of a household in which multiple shareholders of a Fund share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Joint Proxy Statement, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Joint Proxy Statement, your Fund will deliver promptly a separate copy of this Joint Proxy Statement to you upon request. To receive a separate copy of this Joint Proxy Statement, please contact your Fund by calling toll free 1-800-621-2550 (for institutional shareholders) or 1-800-526-7384 (for retail shareholders) or by mail at such Fund, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON DECEMBER 3, 2021

This Joint Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card or voting instruction form ready when you visit this website).

In addition, copies of the Funds’ most recent annual and semi-annual report, including financial statements, have previously been mailed to Shareholders. The Funds will furnish to any shareholder upon request, without charge, an additional copy of the Funds’ most recent annual report and semi-annual report to shareholders. Annual reports and semi-annual reports to Shareholders may be obtained by writing to: the Funds, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606; or by telephone toll-free at: 1-800-621-2550 (for institutional shareholders) and 1-800-526-7384 (for retail shareholders).

The date of this Joint Proxy Statement is September 22, 2021.

THE PROPOSAL

ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES OF EACH OF GOLDMAN SACHS TRUST II, GOLDMAN SACHS ETF TRUST, GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND AND GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

The Proposal relates to the election of the following Nominees to the Board of each of the GS Trust II, the GSETF Trust, the MLP Fund and the Real Estate Fund:

Nominees to the Board of the GS Trust II

•	Steven D. Krichmar
•	Linda A. Lang
•	Michael Latham
•	Lawrence W. Stranghoener

Nominees to the Board of the GSETF Trust

•	Cheryl K. Beebe
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar
•	Linda A. Lang

Nominees to the Board of the MLP Fund

•	Cheryl K. Beebe (as Class I Trustee)
•	Lawrence Hughes (as Class I Trustee)
•	John F. Killian (as Class III Trustee)
•	Steven D. Krichmar (as Class III Trustee)

Nominees to the Board of the Real Estate Fund

•	Cheryl K. Beebe
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar

The Board of the GS Trust II is currently composed of five Trustees: Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and James A. McNamara. The Board of each of the GSETF Trust, the MLP Fund and the Real Estate Fund is currently composed of four Trustees: Linda A. Lang, Michael Latham, Lawrence W. Stranghoener and James A. McNamara.

Each Nominee would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of each of the GS Trust II, GSETF Trust, the MLP Fund and the Real Estate Fund.

For the GS Trust II, GSETF Trust, the Real Estate Fund, if elected, the applicable Nominees would hold office with respect for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the applicable Declaration of Trust; or (c) the termination of the Fund or the Trust. For the MLP Fund, if elected, the Nominees would hold office for a three-year term (or for an initial period that is consistent with the election schedule of his or her respective classes) and until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the applicable Declaration of Trust; or (c) the termination of the Fund.

Each of the Boards has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder approval.

The Boards would also be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.

Following discussions with GSAM and meetings of the Boards and the Governance and Nominating Committees of the Boards (collectively, the “Governance and Nominating Committees”) with each of the Nominees, each Governance and Nominating Committee selected and recommended, and each Board unanimously nominated, the applicable Nominees for election as Trustees at a meeting held on August 10-11, 2021 (with respect to the GS Trust II) and on July 22, 2021 (with respect to the GSETF Trust, the MLP Fund and the Real Estate Fund). The Boards also increased their respective sizes to accommodate the applicable Nominees.

Explanation of the Board Alignment and Consolidation

The Board of the GS Trust II currently consists of four Independent Trustees (i.e., Trustees who are not “interested persons” of GS Trust II as defined in the 1940 Act) (the “GS Trust II Independent Trustees”) and James A. McNamara, who is an employee of Goldman Sachs & Co. LLC (“Goldman Sachs”), an affiliate of the Funds’ investment adviser, Goldman Sachs Asset Management, L.P (“GSAM” or the “Investment Adviser”). The Board of each of the GSETF Trust, the MLP Fund and the Real Estate Fund currently consists of the same three Independent Trustees (i.e., Trustees who are not “interested persons” of each of the GSETF Trust, the MLP Fund and the Real Estate Fund as defined in the 1940 Act) (the “ETF/MLP/RE Independent Trustees”) and Mr. McNamara. In order to bring the memberships of the Boards into alignment, (i) the GS Trust II Independent Trustees have been nominated for election to the Board of each of the GSETF Trust, the MLP and the Real Estate Fund; and (ii) the ETF/MLP/RE Independent Trustees have been nominated for election to the Board of the GS Trust II. In addition, one current Independent Trustee of the GS Trust II (Mr. Krichmar) and one current Independent Trustee of the GS ETF Trust (Ms. Lang), who were appointed by other Independent Trustees to their respective Boards rather than elected by shareholders, have been nominated for election to continue to serve as Trustees on such Boards.

As further explained below, the election of all of the Nominees will bring the membership of the Boards into alignment. This alignment and consolidation would provide the opportunity to enhance the effectiveness of board oversight and result in other potential benefits as described in the accompanying Joint Proxy Statement.

The Boards separately determined that it is in the best interests of the Fund(s) under their respective oversight to align and consolidate the membership of the Boards so that all of the Funds are overseen by the same Trustees.

Summary of the Reasons for the Board Alignment and Consolidation

The Proposal is the result of an effort on the part of the Boards and GSAM to align and consolidate the membership of the Boards so that the same Trustees serve on each board for the Funds, in order to further enhance the effectiveness of board oversight. The Trustees met each other and with GSAM representatives to consider and develop the Proposal to align and consolidate the membership of the Boards. The Independent Trustees also met with their independent legal counsel to consider and discuss matters relating to the alignment and consolidation of the Boards.

In reaching the conclusion that the approval of the Proposal is in the best interests of the Funds and their shareholders, the Boards took into account the recommendation of GSAM, and considered a number of factors, including the following:

1)	that each Fund would benefit from the additional experience, insights and oversight from the election of the Nominees that are not currently members of its Board;

2)	that each of the Nominees has significant professional experience and skills, as well as experience overseeing investment companies;

3)

that GSAM bears certain operational and administrative burdens from supporting multiple boards for currently overseeing the Funds, and the formation of a single, consolidated board would ease these burdens and enable GSAM to focus greater resources and time on providing services to the Funds;

4)

that the consolidated Boards with increased skill sets, backgrounds and depth of experience with all types of fund within the Goldman Sachs fund complex would be better positioned to respond to the increasing complexities of the registered fund business;

5)

that (i) GSAM will bear a portion of the costs associated with the board realignment and consolidation, including up to $150,000 in legal expenses and up to $500,000 in all other costs, and (ii) to the extent the costs associated with the board realignment and consolidation to be borne by a Fund would increase such Fund’s total expense ratio by more than 0.004%, GSAM will reimburse such Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that is above 0.004%; and

6)

that the recent retirement of a Trustee of the GSETF Trust, the MLP Fund and the Real Estate Fund, along with the desire of the Board of the GS Trust II to add a new Trustee, would have required the Boards to identify and nominate Board members for election, resulting in associated costs and expenses of that nomination and election process and the need to onboard new Board members with potentially less experience overseeing funds, including those managed by GSAM.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute Nominee. Each Fund proposes the election by all of its respective shareholders of the Nominees named in the table below to serve as members of its Board.

Each Governance and Nominating Committee considered each Nominee, including his or her qualifications and experience, selected each Nominee and recommended each individual’s nomination to its respective Board. Based on this recommendation, each of the Boards have recommended for election by shareholders each of the Nominees to such Board.

Information Regarding the Nominees

The following table lists the Nominees and Trustees, their year of birth, current position(s) held with the GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund, length of time served, principal occupations during the past five years, number of funds currently overseen within the Goldman Sachs Fund Complex and other directorships held by the Nominees and Trustees during the past five years, as of September 22, 2021.

Independent Trustees/Nominees
Name, Address and Age [1]	Position(s) Held with the GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [3]	Other Directorships Held by Trustee [4]
Cheryl K. Beebe Age: 65	Chair of the Board of Trustees of Goldman Sachs Trust II	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); Director, HanesBrands Inc. (2020–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014). Chair of the Board of Trustees—Goldman Sachs Trust II.	18	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 63	Trustee of Goldman Sachs Trust II	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). He serves as a Member of the Board of Directors, (2012–Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016 – April 2016). Trustee—Goldman Sachs Trust II.	18	None

John F. Killian Age: 66	Trustee of Goldman Sachs Trust II	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); Director, Houghton Mifflin Harcourt Publishing Company	18	Consolidated Edison, Inc. (a utility holding company);

Name, Address and Age [1]	Position(s) Held with the GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [3]	Other Directorships Held by Trustee [4]

(2011–Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).

Trustee—Goldman Sachs Trust II.

					Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 63	Trustee of Goldman Sachs Trust II	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990 – 2001). Trustee—Goldman Sachs Trust II.	18	None

Lawrence W. Stranghoener Age: 67	Chairman of the Board of Trustees of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund	Trustee since 2015, Chairman since 2017 (Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Chairman since inception (Goldman Sachs Real Estate Diversified Income Fund)	Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).	42	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Name, Address and Age [1]	Position(s) Held with the GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [3]	Other Directorships Held by Trustee [4]
Chairman of the Board of Trustees—Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Linda A. Lang Age: 63	Trustee of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund	Since 2016 (Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Ms. Lang is retired. She was formerly Chair of the Board of Directors, (2016–2019) and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004–2019); Chairman and Chief Executive Officer (2005–2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003–2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016– March 2016).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				42	None

Michael Latham Age: 56	Trustee of Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund	Since 2015 (Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)	Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business, including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007).	42	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Name, Address and Age [1]	Position(s) Held with the GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [3]	Other Directorships Held by Trustee [4]
			Trustee—Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Interested Trustee
James A. McNamara* Age: 58	President and Trustee of Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund	Since 2012 (Goldman Sachs Trust II); Since 2014 (Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President and Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	169	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
2

For the MLP Fund, after a Trustee’s initial term, each Trustee is eligible to serve for successive three-year terms concurrent with the class of Trustees in which he or she serves, subject to such policies as may be adopted by the Board from time-to-time.

•	Class I Trustees currently serves a three-year term ending in 2022.
•	Class II Trustees currently serve a three-year term ending in 2023.
•	Class III Trustee currently serves a three-year term ending in 2021.
3

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of September 22, 2021, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 38 portfolios (22 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit

Income Fund did not offer shares to the public. The Goldman Sachs Fund Complex also includes an entity organized as a Delaware statutory trust, which has not commenced operations.
4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Nominee’s particular experience, qualifications, attributes and/or skills is considered by the Boards on an individual basis. Experience, qualifications, attributes and/or skills common to all Nominees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the investment advisers and sub-advisers and their affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their Shareholders. The Governance and Nominating Committees’ charters contain certain other factors that are considered by the Governance and Nominating Committees in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Nominees, the Boards have each concluded that each Nominee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Nominee as of September 22, 2021 that led the Boards to conclude that such individual should serve as a Trustee.

Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Goldman Sachs Trust II since 2015 and Chair of the Board of Trustees since 2017. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and a member of the Board of Directors of HanesBrands Inc., a multinational clothing company. In addition, Ms. Beebe serves on the Board of Trustees of Fairleigh Dickinson University, where she is Chair of the Governance Committee. She was a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications and global supply chain functions. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Lawrence Hughes. Mr. Hughes has served as a Trustee of the Goldman Sachs Trust II since 2016. Mr. Hughes is retired. Mr. Hughes is a member of the Board of Directors of Ellis Memorial and Eldredge House, a not-for-profit organization and previously served as Chairman. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian has served as a Trustee of the Goldman Sachs Trust II since 2015. Mr. Killian has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as a member of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees. He is also a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he serves as Chair of the Audit Committee and a member of the Compensation Committee. Previously, Mr. Killian worked for 31 years at

Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar. Mr. Krichmar has served as a Trustee of the Goldman Sachs Trust II since 2018. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board, a member of the Board of Trustees of Boys & Girls Clubs of Boston, a member of the Board of Directors of the Combined Jewish Philanthropies, where he serves as Chairman of the Governance & Nominating Committee, and a member of the Board of Advisors of the University of North Carolina Kenan-Flagler Business School, where he serves as a member of the Nominating & Governance Committee. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Goldman Sachs ETF Trust and as a Class III Trustee of the Goldman Sachs MLP and Energy Renaissance Fund since 2015, and as Chairman of the Board of Trustees since 2017. Mr. Stranghoener has served as a Trustee and Chairman of the Board of Trustees of the Goldman Sachs Real Estate Diversified Income Fund since its inception. Mr. Stranghoener is retired. Mr. Stranghoener is Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. Previously, he was a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he served as Chair of the Audit Committee and also served on the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

Linda A. Lang. Ms. Lang has served as a Trustee of the Goldman Sachs ETF Trust and as a Class II Trustee of the Goldman Sachs MLP and Energy Renaissance Fund since 2016. Ms. Lang has served as a Trustee of the Goldman Sachs Real Estate Diversified Income Fund since its inception. Ms. Lang is retired. Ms. Lang was formerly Chair of the Board of Directors of WD-40 Company, a global consumer products company, where she served on the Compensation and Finance Committees. Ms. Lang also previously held several senior management positions at Jack in the Box, Inc., a restaurant company listed on The NASDAQ Stock Market, where she worked for 30 years, most recently as Chairman and Chief Executive Officer. Over that time, she was involved in the areas of strategic planning, capital structure and deployment, and enterprise risk management. Based on the foregoing, Ms. Lang is experienced with financial and investment matters.

Michael Latham. Mr. Latham has served as a Trustee of the Goldman Sachs ETF Trust and as a Class I Trustee of the Goldman Sachs MLP and Energy Renaissance Fund since 2015. Ms. Lang has served as a Trustee of the Goldman Sachs Real Estate Diversified Income Fund since its inception. Mr. Latham is retired. Mr. Latham has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group, a special purpose acquisition company established for the purpose of completing a business combination with a private company. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Additional Information about the Boards and the Nominees

The Boards’ Leadership Structure

The business and affairs of the Funds are managed under the direction of the respective Boards, subject to the laws of the State of Delaware and the applicable Declaration of Trust. Each Board is responsible for deciding matters of overall policy and reviewing the actions of the applicable Funds’ service providers. The officers of the Funds conduct and supervise the Funds’ daily business operations. Trustees who are not deemed to be “interested persons” of the Fund(s) under their oversight as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund(s) under their oversight are referred to as “Interested Trustees.” The Board of the GS Trust II is currently composed of four Independent Trustees and one Interested Trustee. The Board of each of the GS ETF Trust, the MLP Fund and the Real Estate Fund is currently composed of three Independent Trustees and one Interested Trustee. Each Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chair may perform other functions as requested by his or her Board from time to time.

The Boards meet as often as necessary to discharge their responsibilities. Currently, each Board conducts regular meetings at least four times a year, and holds special meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees of each Board meet at least annually to review, among other things, investment management agreements and sub-advisory agreements, as applicable, distribution and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund(s) under their oversight, and to consider such other matters as they deem appropriate.

Each Board has established five standing committees – Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. Each Board may establish other committees, or nominate one or more Trustees to examine particular issues related to such Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to its Board.

The Trustees of each Board have determined that the leadership structure of their Board is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Standing Board Committees

Audit Committee

With respect to the GS Trust II, the GSETF Trust and the Real Estate Fund, each Audit Committee oversees the audit process and provides assistance to its Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, each Audit Committee selects and recommends annually to its Board an independent registered public accounting firm to audit the books and records of the Fund(s) under its oversight for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees of each Board serve on the Audit Committee of such Board. Mr. Killian serves as Chair of the Audit Committee and the Board’s “audit committee financial expert” of the GS Trust II and Mr. Latham serves as Chair of the Audit Committee and the Board’s “audit committee financial expert” of each of the GSETF Trust and the Real Estate Fund.

With respect to the MLP Fund, the Audit Committee oversees the audit process and provides assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Audit Committee also assists its Board with the oversight of the Fund’s compliance with regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits. The Committee has been established by and among the Trustees for the purpose of, among other things, assisting the Board with oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence (in connection with evaluation and selection of the independent auditor), (4) the performance of the Fund’s internal audit function and independent auditor, and (5) preparation of the Audit Committee report required to be included in the Fund’s proxy statement. All of the Independent Trustees serve on the Audit Committee, and Mr. Latham serves as the Chair of the Audit Committee. None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his or her independence from management or the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds. Mr. Latham serves as the Board’s “audit committee financial expert.”

Each Audit Committee acts according to its Audit Committee charter, a copy of which is attached hereto as Appendix A.

Report by the Audit Committee of the Goldman Sachs MLP and Energy Renaissance Fund

The Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with the management of the Fund; (b) discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee of the Fund recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2020.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Linda A. Lang

Michael Latham

Lawrence W. Stranghoener

Governance and Nominating Committee

With respect to the GS Trust II, the GSETF Trust and the Real Estate Fund, each Governance and Nominating Committee has been established to: (i) assist its Board in matters involving mutual fund governance, which includes making recommendations to its Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund(s) under its oversight and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise its Board on ways to improve its effectiveness. All of the Independent Trustees of each Board serve on the Governance and Nominating Committee of such Board. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, each Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to GS Trust II, the GSETF Trust and the Real Estate Fund, as applicable, at its mailing address stated in the Funds’ Prospectus and should be directed to the attention of the Governance and Nominating Committee.

With respect to the MLP Fund, the Governance and Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry best practices; (ii) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the SEC; and (iii) advise the Board from time to time on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. In connection with the selection and nomination of candidates to the Board, the Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Fund’s investment adviser and other principal service providers. Persons selected as Independent Trustee candidates must be independent under the provisions of the 1940 Act. In this regard, with respect to the Independent Trustee Nominee, the Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Without limiting the foregoing, the Governance and Nominating Committee considers, among other criteria, a candidate’s: (i) experience in business, financial or investment matters or in other fields of endeavor; (ii) financial literacy and/or whether he or she is an “audit committee financial expert” as defined in Item 3 of Form N-CSR; (iii) reputation; (iv) ability to attend scheduled Board and committee meetings; (v) general availability to attend to Board business on short notice; (vi) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Fund; (vii) length of potential service; (viii) commitment to the representation of the interests of the Fund and its shareholders; (ix) commitment to maintaining and improving Trustee skills and education; and (x) experience in corporate governance and best business practices. The Governance and Nominating Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process. In considering the selection and nomination of the Independent Trustee candidate, it is expected that the Governance and Nominating Committee will consult with the Interested Trustee of the Fund and such other persons as the Governance and Nominating Committee deems appropriate. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Fund’s Trustees, the Governance and Nominating Committee shall review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which includes the information required by the Fund’s By-Laws) to the Secretary of the Fund, as the Trustees deem appropriate. Nominee recommendations should be submitted to the Fund at its mailing address stated in the Fund’s prospectus and should be directed to the attention of the Fund’s Governance and Nominating Committee. The Fund will furnish, without charge, a copy of its By-Laws to any Shareholder requesting such By-Laws. Requests for the Fund’s By-Laws should be made in writing to the Fund, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606.

Each Governance and Nominating Committee acts according to its Governance and Nominating Committee charter, a copy of which is attached hereto as Appendix B.

Compliance Committee

Each Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund(s) under its oversight; and (ii) insofar as they relate to services provided to the Fund(s) under its oversight, of the investment Adviser, distributor, administrator (if any), and transfer agent of such Fund(s), except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, each Compliance Committee provides assistance to its full Board with respect to compliance matters. All of the Independent Trustees of each Board serve on the Compliance Committee of such Board.

Valuation Committee

Each Valuation Committee is authorized to act for its Board in connection with the valuation of portfolio securities held by the Fund(s) under its oversight in accordance with the applicable Valuation Procedures. Mr. McNamara and Joseph F. DiMaria, the Funds’ Treasurer, Principal Financial Officer and Principal Accounting Officer, serve on each Valuation Committee.

Contract Review Committee

Each Contract Review Committee has been established for the purpose of overseeing the processes of its Board for reviewing and monitoring performance under the investment management and sub-advisory (as applicable), distribution, transfer agency, and certain other agreements with the investment Adviser of the Fund(s) under its oversight and its affiliates. Each Contract Review Committee is also responsible for overseeing its Board’s processes for considering and reviewing performance under the operation of the distribution, service, shareholder administration and other plans of the Fund(s) under its oversight, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. Each Contract Review Committee also provides appropriate assistance to its Board in connection with the Board’s approval, oversight and review of the other service providers including, without limitation, the sub-advisers (as applicable), custodian/fund accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms of the Fund(s) under its oversight. All of the Independent Trustees of each Board serve on the Contract Review Committee of such Board.

Risk Oversight

Each Board is responsible for the oversight of the activities of the Fund(s) under its oversight, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers including sub-advisers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, liquidity risk (except the MLP Fund), investment risk, compliance risk, manager selection risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers, including sub-advisers, have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Boards recognize that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, their respective affiliates or other service providers, including sub-advisers.

Each Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to each Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g., compliance policies) or in the context of presentations focused specifically on one or more risks. On an annual basis, GSAM will provide the Boards with a written report that addresses the operation, adequacy and effectiveness of the liquidity risk management program with respect to the Open-End Funds, which is designed to assess and manage the Open-End Funds’ liquidity risk. The Boards also receive reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committees meet with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committees meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and each Board. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. Each Board’s oversight role does not make the Board a guarantor of the investments or activities of the Fund(s) under its oversight.

Meetings of Trustees and Standing Board Committees

The numbers of meetings of the Boards and their Committees held during the Funds’ respective most recent fiscal years are set forth below:

Fiscal Year	Fiscal Year Ended August 31, 2020 (Goldman Sachs Trust II and Goldman Sachs ETF Trust only)*	Fiscal Year Ended September 30, 2020 (Goldman Sachs Real Estate Diversified Income Fund only)	Fiscal Year Ended October 31, 2020 (Goldman Sachs Trust II only)*	Fiscal Year Ended November 30, 2020 (Goldman Sachs MLP and Energy Renaissance Fund only)
Board of Trustees Meeting	6 (Goldman Sachs Trust II); 8 (Goldman Sachs ETF Trust)	8	5	9
Audit Committee Meeting	4 (Goldman Sachs Trust II); 5 (Goldman Sachs ETF Trust)	5	4	6
Governance and Nominating Committee Meeting	3 (Goldman Sachs Trust II); 3 (Goldman Sachs ETF Trust)	4	3	4
Compliance Committee Meeting	6 (Goldman Sachs Trust II); 4 (Goldman Sachs ETF Trust)	4	5	4
Valuation Committee Meeting	12 (Goldman Sachs Trust II); 12 (Goldman Sachs ETF Trust)	12	12	12
Contract Review Committee Meeting	5 (Goldman Sachs Trust II); 2 (Goldman Sachs ETF Trust)	2	4	2

*

Certain series of the Goldman Sachs Trust II have an August 31 fiscal year end while the other series of the Trust have an October 31 fiscal year end. Each series of the Goldman Sachs ETF Trust has an August 31 fiscal year end.

No Trustee attended fewer than seventy-five percent of the meetings held by his or her Board or by any Committee of which he or she was a member while he or she was a Trustee during the applicable fiscal year. None of the Trustees of the MLP Fund attended the Fund’s 2021 Annual Meeting of Shareholders.

Nominee/Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Nominee/Trustee in the investment portfolios of the Funds and the Goldman Sachs Fund Complex as of August 23, 2021:

Name of Trustee	Dollar Range of Equity Securities in each Fund [1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Cheryl K. Beebe	Goldman Sachs GQG Partners International Opportunities Fund: Over $100,000	Over $100,000
Lawrence Hughes	Goldman Sachs GQG Partners International Opportunities Fund: Over $100,000 Goldman Sachs Multi-Manager Alternatives Fund: Over $100,000	Over $100,000
John F. Killian	None	None
Steven D. Krichmar	Goldman Sachs GQG Partners International Opportunities Fund: Over $100,000	Over $100,000
Lawrence W. Stranghoener	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF: Over $100,000 Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF: Over $100,000 MLP Fund: Over $100,000	Over $100,000
Linda A. Lang	Goldman Sachs ActiveBeta® International Equity ETF: Over $100,000 Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF: Over $100,000 MLP Fund: Over $100,000	Over $100,000
Michael Latham	Goldman Sachs ActiveBeta® International Equity ETF: $10,001-$50,000 MLP Fund: Over $100,000	Over $100,000
James A. McNamara	Goldman Sachs Multi-Manager Alternatives Fund: Over $100,000 Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF: Over $100,000 MLP Fund: $10,001-$50,000	Over $100,000

As of August 23, 2021, the Nominees, Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of beneficial interest of the MLP Fund, of each share class of the Real Estate Fund, and of each share class of each of the Funds within the GS Trust II and the GSETF Trust, except for the Goldman Sachs ActiveBeta® Japan Equity ETF. As of August 23, 2021, the Nominees, Trustees and Officers of the Funds as a group owned 1.09% of the outstanding shares of the Goldman Sachs ActiveBeta® Japan Equity ETF.

As of a recent date, none of the Independent Trustees nor any member of their immediate family owned any securities issued by GSAM or a sub-adviser or any other person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with GSAM or a sub-adviser.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund and as a member of the respective Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. Each Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending such meetings. The Funds may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee for the Funds’ respective most recent fiscal years:

Goldman Sachs Trust II (Fiscal Years Ended August 31, 2020 and October 31, 2020)

Name of Trustee	Aggregate Compensation from Funds with Fiscal Year Ended August 31, 2020	Aggregate Compensation from Funds with Fiscal Year Ended October 31, 2020	Pension or Retirement Benefits Accrued as Part Of A’s Expenses	Total Compensation From Fund Complex for Fiscal Year Ended August 31, 2020	Total Compensation From Fund Complex for Fiscal Year Ended October 31, 2020
Cheryl K. Beebe [1]	$70,132	$108,045	$0	$175,000	$180,000
Lawrence Hughes	$61,631	$96,365	$0	$155,000	$160,000
John F. Killian [2]	$65,882	$102,205	$0	$165,000	$170,000
Steven D. Krichmar	$61,631	$96,365	$0	$155,000	$160,000
James A. McNamara [3]	—	—	—	—	—

1	Includes compensation as Board Chair.
2	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
3	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.

Goldman Sachs ETF (Fiscal Year Ended August 31, 2020)

Name of Trustee	Aggregate Compensation from Funds within Goldman Sachs ETF Trust	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From the Fund Complex*
Lawrence W. Stranghoener (1)	$90,000	$0	$207,655
Linda A. Lang	$80,000	$0	$165,133
Michael Latham	$80,000	$0	$165,133
James A. McNamara (2)	—	—	—

*	Represents fees paid to each Trustee during the fiscal year ended August 31, 2020 from the Goldman Sachs Fund Complex.
1	Includes compensation as Board Chair.
2	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.

Goldman Sachs MLP and Energy Renaissance Fund (Fiscal Year Ended November 30, 2020)

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part Of the Fund’s Expenses	Total Compensation From the Fund Complex*
Lawrence W. Stranghoener (1)	$50,000	$0	$211,343
Linda A. Lang	$35,000	$0	$168,402
Michael Latham	$35,000	$0	$168,402
James A. McNamara (2)	—	—	—

*	Represents fees paid to each Trustee during the fiscal year ended November 30, 2020 from the Goldman Sachs Fund Complex.
1	Includes compensation as Board Chair.
2	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex.

Goldman Sachs Real Estate Diversified Income Fund (Fiscal Year Ended September 30, 2020)

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part Of the Fund’s Expenses	Total Compensation From the Fund Complex*
Lawrence W. Stranghoener (1)	$14,837	$0	$211,343
Linda A. Lang	$12,717	$0	$168,402
Michael Latham	$12,717	$0	$168,402
James A. McNamara (2)	—	—	—

**	Represents fees paid to each Trustee during the fiscal year ended September 30, 2020 from the Goldman Sachs Fund Complex.
1	Includes compensation as Board Chair.
2	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex.

Additional Information about Officers of the Funds

Information pertaining to the officers of the Funds as of September 22, 2021 is set forth below. The Funds’ officers do not receive any compensation from the Funds for serving as such.

Name	Position(s) Held with GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund [1]	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2012 (Goldman Sachs Trust II); Since 2014 (Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy

Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman

Name	Position(s) Held with GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund [1]	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years
		Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)	Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019) (Goldman Sachs Trust II, Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Julien Yoo 200 West Street New York, NY 10282 Age: 50	Chief Compliance Officer	Since 2018 (Goldman Sachs Trust II); Since 2014 (Goldman Sachs ETF Trust); Since 2016 (Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Managing Director, Goldman Sachs (January 2020 – Present); Vice President, Goldman Sachs (December 2014–December 2019); and Vice President, Morgan Stanley Investment Management (2005–2010).

Chief Compliance Officer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name	Position(s) Held with GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund [1]	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years
Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 63	Assistant Treasurer	Since 2012 (Goldman Sachs Trust II); Since 2014 (Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Vice President, Goldman Sachs (July 2000–Present); Principal Accounting Officer and Treasurer, Commerce Bank Mutual Fund Complex (2008–Present); Treasurer of Goldman Sachs Philanthropy Fund (2019–Present); and Treasurer of Ayco Charitable Foundation (2020–Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 38	Assistant Treasurer	Since 2014 (Goldman Sachs Trust II); Since 2014 (Goldman Sachs ETF Trust); Since 2021 (Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Vice President, Goldman Sachs (January 2013 – Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: 39	Assistant Treasurer	Since 2019 (Goldman Sachs Trust II, Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since

Vice President, Goldman Sachs (January 2016 – Present); and Associate, Goldman Sachs (January 2014 – January 2016).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name	Position(s) Held with GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund [1]	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years
inception (Goldman Sachs Real Estate Diversified Income Fund)

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 51	Assistant Treasurer	Since 2019 (Goldman Sachs Trust II, Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Managing Director, Goldman Sachs (January 2018 – Present); and Vice President, Goldman Sachs (May 1999 – December 2017).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 52	Assistant Treasurer	Since 2019 (Goldman Sachs Trust II, Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Vice President, Goldman Sachs (February 2010 – Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 46	Assistant Treasurer	Since 2019 (Goldman Sachs Trust II, Goldman Sachs ETF Trust and Goldman Sachs MLP and

Vice President, Goldman Sachs (October 2017 – Present); Tax Director, The Raine Group LLC (August 2015 – October 2017); and Tax Director, Icon Investments LLC (January 2012 – August 2015).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy

Name	Position(s) Held with GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund [1]	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years
		Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)	Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.
Christopher Bradford 30 Hudson Street Jersey City, NJ 07302 Age: 39	Vice President	Since 2020

Vice President, Goldman Sachs (January 2014–Present).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.

Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 51	Vice President of Goldman Sachs Trust II	Since 2021

Managing Director, Goldman Sachs (2017 – Present), Vice President (December 1999–2017); Associate (December 1996–December 1999); Associate, Discover Financial (August 1994–December 1996).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Michael Crinieri 200 West Street New York, NY 10282 Age: 56	Vice President of Goldman Sachs ETF Trust	Since 2014	Managing Director, Goldman Sachs (January 2002 – Present); and Vice President, Goldman Sachs (April 2000 – January 2002). Vice President—Goldman Sachs ETF Trust.

TP Enders 200 West Street New York, NY 10282 Age: 52	Vice President	Since 2021

Managing Director, Goldman Sachs (January 2012–Present); Vice President, Goldman Sachs (April 2004–December 2011)

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Michael Twohig 200 West Street New York, NY 10282 Age: 56	Vice President of Goldman Sachs ETF Trust, Goldman Sachs MLP	Since 2019 (Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy

Vice President, Goldman Sachs (2014 – Present).

Vice President—Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name	Position(s) Held with GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund [1]	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years
	and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund	Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012 (Goldman Sachs Trust II); Since 2014 (Goldman Sachs ETF Trust and Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 46	Assistant Secretary	Since 2012 (Goldman Sachs Trust II); Since 2018 (Goldman Sachs ETF Trust); Since 2014 (Goldman Sachs MLP and Energy Renaissance Fund); Since inception (Goldman Sachs Real Estate Diversified Income Fund)

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name	Position(s) Held with GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund [1]	Term of Office and Length of Time Served [2]	Principal Occupation(s) During Past 5 Years
Shaun Cullinan 200 West Street New York, NY 10282 Age: 41	Assistant Secretary of Goldman Sachs Trust II	Since 2018

Managing Director, Goldman Sachs (2018 – Present); Vice President, Goldman Sachs (2009 – 2017); Associate, Goldman Sachs (2006 – 2008); Analyst, Goldman Sachs (2004 – 2005).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

1	Unless otherwise indicated, the position is held with respect to each of the GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund.
2

Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Information about the Funds’ Independent Registered Public Accounting Firm

Each Audit Committee has selected and recommended, and its respective Board, including a majority of the Independent Trustees, has approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountant for the Fund(s) under its oversight for the current applicable fiscal years.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be available to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for professional services for the audit of the annual financial statements for the Funds’ last two fiscal years are reflected in the tables below.

Audit-Related Fees

Audit-related fees are for any services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to the Funds for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting for the Funds’ last two fiscal years are reflected in the tables below.

Tax Fees

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Fund’s tax returns.

The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for services rendered to the Funds for tax compliance, tax advice and tax planning for the Funds’ last two fiscal years are reflected in the tables below.

All Other Fees

The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for products and services provided to the Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate fees billed by PricewaterhouseCoopers LLP to GSAM and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the Funds’ last two fiscal years are reflected in the tables below.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Funds for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to GSAM and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, for non-audit services for the Funds’ last two fiscal years are reflected in the tables below. These include any non-audit services required to be pre-approved but excludes non-audit services that did not require pre-approval since they did not directly relate to the Funds’ operations or financial reporting.

The following tables set forth the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Funds during the two most recent fiscal years.

Goldman Sachs Trust II

	Fees billed to the Funds	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM
Audit Fees	Fiscal Year Ended 08/31/19: $694,985	Fiscal Year Ended 08/31/19: $0
	Fiscal Year Ended 10/31/19: $493,885	Fiscal Year Ended 10/31/19: $0
	Fiscal Year Ended 08/31/20: $606,785	Fiscal Year Ended 08/31/20: $0
	Fiscal Year Ended 10/31/20: $571,085	Fiscal Year Ended 10/31/20: $0

	Fees billed to the Funds	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM
Audit-Related Fees	Fiscal Year Ended 08/31/19: $24,305	Fiscal Year Ended 08/31/19: $0
	Fiscal Year Ended 10/31/19: $33,305	Fiscal Year Ended 10/31/19: $0
	Fiscal Year Ended 08/31/20: $50,388	Fiscal Year Ended 08/31/20: $0
	Fiscal Year Ended 10/31/20: $41,388	Fiscal Year Ended 10/31/20: $0
Tax Fees	Fiscal Year Ended 08/31/19: $176,493	Fiscal Year Ended 08/31/19: $0
	Fiscal Year Ended 10/31/19: $176,493	Fiscal Year Ended 10/31/19: $0
	Fiscal Year Ended 08/31/20: $0	Fiscal Year Ended 08/31/20: $0
	Fiscal Year Ended 10/31/20: $0	Fiscal Year Ended 10/31/20: $0
All Other Fees	Fiscal Year Ended 08/31/19: $0	Fiscal Year Ended 08/31/19: $2,400,617
	Fiscal Year Ended 10/31/19: $0	Fiscal Year Ended 10/31/19: $2,400,617
	Fiscal Year Ended 08/31/20: $0	Fiscal Year Ended 08/31/20: $2,001,446
	Fiscal Year Ended 10/31/20: $0	Fiscal Year Ended 10/31/20: $2,001,446
Aggregate Non-Audit Fees	Fiscal Year Ended 08/31/19: $200,798	Fiscal Year Ended 08/31/19: $0
	Fiscal Year Ended 10/31/19: $209,798	Fiscal Year Ended 10/31/19: $0
	Fiscal Year Ended 08/31/20: $50,388	Fiscal Year Ended 08/31/20: $0
	Fiscal Year Ended 10/31/20: $41,338	Fiscal Year Ended 10/31/20: $0

For the Funds’ fiscal years ended August 31, 2019, and August 31, 2020, non-audit fees represented approximately 6% and 2% of the total fees pre-approved by the Audit Committee, respectively.

For the Funds’ fiscal years ended October 31, 2019, and October 31, 2020, non-audit fees represented approximately 7% and 2% of the total fees pre-approved by the Audit Committee, respectively.

Goldman Sachs ETF Trust

	Fees billed to the Funds	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM
Audit Fees	Fiscal Year Ended 08/31/19: $436,500	Fiscal Year Ended 08/31/19: $0
	Fiscal Year Ended 08/31/20: $611,900	Fiscal Year Ended 08/31/20: $0
Audit-Related Fees	Fiscal Year Ended 08/31/19: $12,753	Fiscal Year Ended 08/31/19: $0
	Fiscal Year Ended 08/31/20: $36,324	Fiscal Year Ended 08/31/20: $0

	Fees billed to the Funds	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM
Tax Fees	Fiscal Year Ended 08/31/19: $100,736	Fiscal Year Ended 08/31/19: $0
	Fiscal Year Ended 08/31/20: $2,325	Fiscal Year Ended 08/31/20: $0
All Other Fees	Fiscal Year Ended 08/31/19: $0	Fiscal Year Ended 08/31/19: $1,356,035
	Fiscal Year Ended 08/31/20: $0	Fiscal Year Ended 08/31/20: $1,441,351
Aggregate Non-Audit Fees	Fiscal Year Ended 08/31/19: $113,489	Fiscal Year Ended 08/31/19: $0
	Fiscal Year Ended 08/31/20: $38,649	Fiscal Year Ended 08/31/20: $0

For the Funds’ fiscal years ended August 31, 2019, and August 31, 2020, non-audit fees represented approximately 6% and 2% of the total fees pre-approved by the Audit Committee, respectively.

Goldman Sachs MLP and Energy Renaissance Fund

	Fees billed to the Fund	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM
Audit Fees	Fiscal Year Ended 11/30/19: $63,500	Fiscal Year Ended 11/30/19: $0
	Fiscal Year Ended 11/30/20: $66,300	Fiscal Year Ended 11/30/20: $0
Audit-Related Fees	Fiscal Year Ended 11/30/19: $0	Fiscal Year Ended 11/30/19: $0
	Fiscal Year Ended 11/30/20: $3,757	Fiscal Year Ended 11/30/20: $0
Tax Fees	Fiscal Year Ended 11/30/19: $170,688	Fiscal Year Ended 11/30/19: $0
	Fiscal Year Ended 11/30/20: $82,500	Fiscal Year Ended 11/30/20: $0
All Other Fees	Fiscal Year Ended 11/30/19: $0	Fiscal Year Ended 11/30/19: $1,356,035
	Fiscal Year Ended 11/30/20: $0	Fiscal Year Ended 11/30/20: $1,441,351
Aggregate Non-Audit Fees	Fiscal Year Ended 11/30/19: $170,688	Fiscal Year Ended 11/30/19: $0
	Fiscal Year Ended 11/30/20: $86,257	Fiscal Year Ended 11/30/20: $0

For the Fund’s fiscal years ended November 30, 2019, and November 30, 2020, non-audit fees represented approximately 11% and 5% of the total fees pre-approved by the Audit Committee, respectively.

Goldman Sachs Real Estate Diversified Income Fund (Commencement of operations on May 15, 2020)

	Fees billed to the Fund	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM
Audit Fees	Fiscal Year Ended 09/30/20: $155,000	Fiscal Year Ended 09/30/20: $0
Audit-Related Fees	Fiscal Year Ended 09/30/20: $20,000	Fiscal Year Ended 09/30/20: $0
Tax Fees	Fiscal Year Ended 09/30/20: $0	Fiscal Year Ended 09/30/20: $0
All Other Fees	Fiscal Year Ended 09/30/20: $0	Fiscal Year Ended 09/30/20: $1,561,351
Aggregate Non-Audit Fees	Fiscal Year Ended 09/30/20: $20,000	Fiscal Year Ended 09/30/20: $0

For the Fund’s fiscal year ended September 30, 2020, non-audit fees represented approximately 1% of the total fees pre-approved by the Audit Committee.

Pre-Approval of Audit and Non-Audit Services Provided to the Fund

The Audit and Non-Audit Services Pre-Approval Policies adopted by the Audit Committees of the Boards of the GS Trust II, the GSETF Trust, the MLP Fund and/or the Real Estate Fund (the “Policies”) set forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Funds may be pre-approved. Services may be pre-approved specifically by an Audit Committee as a whole or, in certain circumstances, by its Audit Committee Chair or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the applicable Policy. Each Policy provides that the applicable Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. Each Policy provides for periodic review and pre-approval by the applicable Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of each Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the applicable Fund(s) at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the applicable Audit Committee and approved prior to the completion of the audit by such Audit Committee or by one or more members of such Audit Committee to whom authority to grant such approvals has been delegated by such Audit Committee, pursuant to the pre-approval provisions of its Policy.

Pre-Approval of Non-Audit Services Provided to the Funds’ Investment Advisers. The Policies provide that, in addition to requiring pre-approval of audit and non-audit services provided to the Funds, the Audit Committees will pre-approve those non-audit services provided to the Funds’ investment adviser(s) (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds) where the engagement relates directly to the operations or financial reporting of the Fund.

Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. Each Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit services to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Fund(s) under its oversight that such Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Each Audit Committee considered whether the provision of non-audit services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Fund(s) under its oversight that were not pre-approved by such Audit Committee because the engagement did not relate directly to the operations and financial reporting of such Fund(s) is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Required Vote

Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

For each of the GS Trust II, the GSETF Trust and the Real Estate Fund, the presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined shares entitled to vote at the Meeting shall constitute a quorum at the Meeting. For the MLP Fund, the presence in person or by proxy of shareholders owning shares representing a majority or more of the total combined shares entitled to vote at the Meeting shall constitute a quorum at the Meeting.

For each of the GS Trust II, the GSETF Trust and the Real Estate Fund, when a quorum is present, a plurality of the shares voted shall elect a Nominee as Trustee. For the MLP Fund, when a quorum is present, a majority of the shares voted shall elect a Nominee as Trustee.

Cumulative voting is not permitted. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum, but will not be counted in favor of the Proposal.

For each of the GS Trust II and GSETF Trust, the Proposal applies on a Trust-wide basis, and all series (i.e., the respective Funds) and classes thereof will vote together on the Proposal. However, the vote on the Proposal or the election of a Nominee by the shareholders of each of the GS Trust II, the GSETF Trust, the MLP Fund or the Real Estate Fund will not affect the Proposal or the election of a Nominee with respect to the other Trusts or Funds.

Brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Trustees, when they have not received instructions from the beneficial owners of those shares. Abstentions will be treated as shares that are present, and thereby included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as a vote cast. Abstentions (which are treated as shares present and entitled to vote) will have the same effect as a vote “against” the Proposal.

If at the time the Meeting is called to order a quorum is not present in person or by proxy, or if a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may be adjourned to a later date by the chair of the meeting, or by a vote of shareholders. In the event of a shareholder vote on adjournment, any such adjournment will require the affirmative vote of a majority of the shares of a Trust or a Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against any such adjournment. Abstentions effectively will be a vote “against” adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders. However, if, after adjournment, a new record date is fixed for the adjourned meeting, the Secretary or an Assistant Secretary shall give notice of the adjourned meeting to Shareholders of record entitled to vote at such meeting.

If the Nominees are not elected, the Trustees will continue to oversee their respective Funds.

The Boards’ Recommendation

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND(S) UNDER ITS OVERIGHT VOTE “FOR” THE PROPOSAL (ELECTION OF EACH NOMINEE)

OTHER BUSINESS

As of the date of this Joint Proxy Statement, the Trustees knew of no matter to be presented at the Meeting other than as set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Shareholder Proposals

Each of the GS Trust II, the GSETF Trust and the Real Estate Fund is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the applicable Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of his or her respective Fund(s) must submit the Proposal in writing, so that it is received by the appropriate Fund(s) within a reasonable time before any meeting. The proposals should be sent to each of the GS Trust II, the GSETF Trust or the Real Estate Fund at its address stated on the first page of this Joint Proxy Statement.

With respect to the MLP Fund, any shareholder who wishes to submit nominations of individuals for election to the Boards at the Meeting must be a shareholder of record both at the time of giving of notice and at the time of the Meeting, who is entitled to vote at the Meeting in the election of any individual so nominated. Such shareholders must give notice in writing to the Secretary of the Fund, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York, 10282, no later than 5:00 p.m., Eastern Time, on October 2, 2021.

With respect to the MLP Fund, any shareholder who wishes to submit proposals for inclusion in the Fund’s proxy materials for a subsequent shareholders meeting should give notice in writing to the Secretary of the Fund, and such proposed business must be a proper matter for action by the Fund’s shareholders. For such proposals to be timely for the Fund’s 2022 annual meeting, a shareholder’s notice must be received by the Secretary at the Fund, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York, 10282, no earlier than September 13, 2021 and no later than 5:00 p.m., Eastern Time, on October 13, 2021; provided, however, that in the event that the date of the Fund’s 2021 annual meeting of shareholders is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials or be able to be presented at the 2022 annual meeting of shareholders. Inclusion of such proposals is subject to limitations under the federal securities laws and informational and other requirements of the Fund’s current By-Laws, as in effect from time to time.

Investment Advisers and Sub-Advisers

Goldman Sachs Trust II

Investment Adviser

Goldman Sachs Asset Management, L.P.

200 West Street, New York, New York 10282

Sub-Advisers

Algert Global, LLC (Goldman Sachs Multi-Manager Alternatives Fund)

101 California St., Suite 4425, San Francisco, California 94111

Ares Capital Management II LLC (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067

Artisan Partners Limited Partnership (Goldman Sachs Multi-Manager Alternatives Fund)

875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202

Axiom Investors LLC (Goldman Sachs Multi-Manager Global Equity Fund)

33 Benedict Place, Greenwich, Connecticut 06830

Bardin Hill Arbitrage IC Management LP (Goldman Sachs Multi-Manager Alternatives Fund)

299 Park Avenue, 24th Floor, New York, New York 10171

BlueBay Asset Management LLP (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

77 Grosvenor Street, London, W1K 3JR.

BlueBay Asset Management USA LLC (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

750 Washington Blvd., Suite 802, Stamford Connecticut 06901

Boston Partners Global Investors, Inc. (Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager U.S. Small Cap Equity Fund)

One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165

Brigade Capital Management, LP (Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

399 Park Avenue, 16th Floor, New York, New York 10022

Brown Advisory LLC (Multi-Manager U.S. Small Cap Equity Fund)

901 South Bond Street, Suite 400, Baltimore, Maryland 21231

Causeway Capital Management LLC (Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund)

11111 Santa Monica Blvd, 15th Floor, Los Angeles, California 90025

Cohen & Steers Capital Management, Inc. (Goldman Sachs Multi-Manager Real Assets Strategy Fund)

280 Park Avenue, New York, New York 10017

Crabel Capital Management, LLC (Goldman Sachs Multi-Manager Alternatives Fund)

10250 Constellation Boulevard, Suite 2650, Los Angeles, California 90067

DWS Investment Management Americas, Inc. (Goldman Sachs Multi-Manager Global Equity Fund)

875 Third Avenue, New York, New York 10022

GQG Partners LLC (Goldman Sachs GQG Partners International Opportunities Fund and Goldman Sachs Multi-Manager Alternatives Fund)

450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301

GW&K Investment Management, LLC (Goldman Sachs Multi-Manager Global Equity Fund)

222 Berkeley Street, FL 15, Boston, Massachusetts 02116

Marathon Asset Management, L.P. (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Alternatives Fund)

One Bryant Park, 38th Floor, New York, New York 10036

Massachusetts Financial Services Company, d/b/a MFS Investment Management (Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund)

111 Huntington Avenue, Boston, Massachusetts 02199

Nuveen Asset Management LLC (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

333 West Wacker Drive, Chicago, Illinois 60606

PGIM Real Estate (Goldman Sachs Multi-Manager Real Assets Strategy Fund)

7 Giralda Farms, Madison, New Jersey 07940

Presima Inc. (Goldman Sachs Multi-Manager Real Assets Strategy Fund)

1000 Jean-Paul-Riopelle Place, Suite E400, Montreal, Quebec, Canada, H2Z 2B6

Principal Global Investors, LLC (Goldman Sachs Multi-Manager Global Equity Fund)

801 Grand Avenue, Des Moines, Iowa 50392

QMA LLC (Goldman Sachs Multi-Manager Global Equity Fund)

Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102

River Canyon Fund Management LLC (Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

2000 Avenue of the Stars, 11th Floor, Los Angeles, California 90067

RREEF America L.L.C. (Goldman Sachs Multi-Manager Real Assets Strategy Fund)

222 S. Riverside Plaza, 34th Floor, Chicago, Illinois 60606

Russell Investments Commodity Advisor, LLC (Goldman Sachs Multi-Manager Alternatives Fund)

1301 2nd Avenue, 18th Floor, Seattle, Washington 98101

TCW Investment Management Company LLC (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

865 South Figueroa Street, Suite 1800, Los Angeles, California 90017

Vaughan Nelson Investment Management, L.P. (Goldman Sachs Multi-Manager Global Equity Fund)

600 Travis Street, Suite 3800, Houston, Texas 77002

Victory Capital Management, Inc. (Multi-Manager U.S. Small Cap Equity Fund)

15935 La Cantera Parkway, San Antonio, Texas 78256

Vulcan Value Partners, LLC (Goldman Sachs Multi-Manager Global Equity Fund)

Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, Alabama 35223

WCM Investment Management (Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund)

281 Brooks Street, Laguna Beach, California 92651

Wellington Management Company LLP (Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Global Equity Fund)

280 Congress Street, Boston, Massachusetts 02210

Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund

Investment Adviser

Goldman Sachs Asset Management, L.P.

200 West Street, New York, New York 10282

Transfer Agents and Distributors

Goldman Sachs Trust II

Goldman Sachs & Co. LLC

Distributor

200 West Street, New York, New York 10282

Goldman Sachs & Co. LLC

Transfer Agent

71 South Wacker Drive, Chicago, Illinois 60606

Goldman Sachs ETF Trust

ALPS Distributors, Inc.

Distributors

1290 Broadway, Suite 10000, Denver, Colorado 80203

The Bank of New York Mellon

Transfer Agent

240 Greenwich Street, New York, New York 10286

Goldman Sachs MLP and Energy Renaissance Fund

Computershare Trust Company, N.A.

Transfer Agent

211 Quality Circle, Suite 210, College Station, Texas 77845

Goldman Sachs Real Estate Diversified Income Fund

Goldman Sachs & Co. LLC

Distributor

200 West Street, New York, New York 10282

Goldman Sachs & Co. LLC

Transfer Agent

71 South Wacker Drive, Chicago, Illinois 60606

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement with its enclosures on or about October 4, 2021. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of GSAM and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds and GSAM have retained Broadridge, a proxy solicitation firm, to assist the solicitation and tabulation of proxies, and DFIN to assist with the printing of proxy materials. The cost of DFIN’s and Broadridge’s services in connection with the proxy solicitation is approximately $1,612,964.

The proxy materials are available to available online at www.proxyvote.com (please have the control number found on your proxy card or voting instruction form ready when you visit this website).

Shareholders who do not expect to be attend the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials please contact Broadridge at 855-973-0097.

APPENDIX A

AUDIT COMMITTEE CHARTERS

Goldman Sachs Trust II Audit Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of Goldman Sachs Trust II (the “Funds”) has established an Audit Committee (the “Committee”), comprised of each of the Funds’ Independent Trustees. Independent Trustees are those Trustees who meet the independence standards set forth in the Funds’ Governance and Nominating Committee Charter. The Committee has been established by and among the Trustees for the purpose of overseeing the accounting and financial reporting processes of the Funds, the work of the Funds’ independent auditors, and the work of the internal auditors relating to the Funds. The Board, with the assistance of the Committee, shall determine whether any member of the Committee is an “audit committee financial expert” as defined by the applicable regulations of the Securities and Exchange Commission (the “SEC”).1 The Committee will select one of its members to be its chair.

The Committee will set its agenda and the places and times of its meetings. The greater of one third or two members of the Committee shall constitute a quorum. Except as otherwise required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee by e-mail, facsimile or other similar electronic mechanism.

Statement of Policy

The Committee shall oversee the audit process and provide assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Committee will also assist the Board with the oversight of the Funds’ compliance with regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits. In so doing, the Committee will endeavor to facilitate free and open means of communication among the Funds’ Trustees, independent registered public accounting firm(s) (the “independent auditor(s)”), and management. A primary objective of the Committee is to help set the “tone at the top” for quality financial reporting and a sound system of internal controls over financial reporting. The Committee will regularly report its activities, observations, and recommendations to the Board. The Committee’s activities and effectiveness will be assessed periodically and reviewed with the Board.

Summary of Responsibilities

The function of the Committee is oversight. Management of the Funds (“Management”) is responsible for the preparation, presentation, and integrity of the Funds’ financial statements. Management draws upon different parts of the Goldman Sachs corporate structure in fulfilling this role – the Controllers department (within the Finance Division) and the Operations Division (working in conjunction with Goldman Sachs Asset Management, L.P. (“GSAM”) Global Fund Services) are responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations. In fulfilling its role under this Charter, Management also delegates certain functions to the Funds’ accounting and tax agents, but remains responsible for those functions. The independent auditor(s) for the Funds are responsible for planning and executing audits consistent with applicable professional standards and in accordance with the terms of the engagement letter(s). The independent auditor(s) will report directly to the Committee.

[1]	The Board or the Committee will report its determination to Management so that appropriate disclosure can be included in each Fund’s annual report consistent with Item 3 of Form N-CSR.

The Committee performs its functions under this Audit Committee Charter on the basis of information provided or representations made to it by the Funds’ independent auditor, Management, and/or other service providers, and/or by legal counsel and/or other experts or consultants. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee (including any member designated as an audit committee financial expert) any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Subject to regulatory mandates, the policies and procedures of the Committee should remain flexible, in order to react to changing conditions and to assist the Committee in providing assurance to the Board and shareholders that the Funds’ accounting and reporting practices are in accordance with applicable requirements.

The following are the duties and responsibilities of the Committee:

Primarily Related to the Independent Auditor(s)

1.	Evaluate and select (subject to ratification by the Board) the Funds’ independent auditor(s).

2.	Participate in the selection process and approve the new lead audit partner(s).

3.	Be responsible for the oversight of the work of the independent auditor(s).

4.

At least annually, obtain and review a report by the independent auditors describing the auditors’ internal quality-control procedures, as well as any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, including the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, with respect to one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

5.

Review and approve the compensation of (a) the independent auditor(s) employed by the Funds for the purpose of rendering or issuing an audit report and any other services that they may perform and (b) any advisers employed by the Committee as described herein.

6.

Evaluate the independence and qualifications of the auditors, including their processes to remain independent, and request an annual representation from the independent auditor(s) regarding their independence under applicable professional and regulatory standards. As part of its evaluation of the independence of the auditors, the Committee may inquire into and consider such items as: (1) the audit and non-audit services performed by the auditors and related fees; (2) the hiring of partners or employees or former partners or employees of the auditors by the Funds and their affiliates; (3) whether any non-audit services provided by the auditors to the Funds’ investment adviser or any adviser affiliate that provides ongoing services to the Funds are compatible with maintaining the auditors’ independence; (4) the rotation of the auditors’ partners who participate in providing auditing services to the Funds and (5) other relationships, if any, between the Funds and the auditors that may bear on the independence or objectivity of the auditors.

7.

Meet with the independent auditor(s) and financial and accounting personnel of the Funds to review the scope of the proposed audits for the current year, the audit procedures to be utilized, and the key risk considerations, and at the conclusion thereof, review the results of such audit, including the independent auditor(s’) opinions on the Funds’ financial statements and any management letters, comments, or recommendations of the independent auditor(s) and consider Management’s response to such.

8.

Meet at least two times annually with Management and the independent auditor(s), or more frequently if circumstances dictate, and meet at least annually with the independent auditor(s) (or more frequently if circumstances dictate) alone and outside the presence of Management personnel in executive session to discuss any disagreements with Management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the Funds’ financial statements, the effectiveness of internal controls, including internal controls over financial reporting, and the audit report(s) of the independent auditor(s).

9.	Meet (as circumstances dictate) with any certified public accountant and audit firm rendering reports to the Committee or the Board.

10.

Receive from the Funds’ independent auditor(s) timely communications discussing any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed under the PCAOB Standard No. 16.

11.

Review with financial and accounting personnel and the independent auditor(s) the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used by the Funds.

12.

Review with the independent auditor(s) and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Funds, and consider any recommendations for the improvement of the Funds’ internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

13.

Review with the independent auditor(s) and financial and accounting personnel the risk of fraud and the adequacy of internal controls to identify any payments, transactions or procedures that might be deemed fraudulent, illegal or otherwise improper.

14.	Review with the independent auditor(s), and financial and accounting personnel, issues arising under the valuation and compliance procedures used for the Funds.

Primarily Related to Management and/or Internal Audit

15.	Review with the financial and accounting personnel the performance of the fund accounting and tax agents in providing accounting and financial reporting services to the Funds.

16.

Review and discuss with Internal Audit the internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities, normally on at least an annual basis.

17.

Discuss with representatives of Internal Audit the scope and staffing of the internal audit plan to be performed by Internal Audit as it relates to the Funds’ control environment. After the conclusion of their audits, discuss the significant results of the audits and Management’s responses thereto.

18.	Review and discuss with Internal Audit its Charter, normally on an annual basis.

19.	Review and discuss with Internal Audit the adequacy of the Funds’ internal controls (including the fraud risk), at least on an annual basis.

20.	Meet with representatives of Internal Audit at least annually in executive session, or more frequently if circumstances dictate.

21.	Meet at least annually with the Funds’ principal financial officer in executive session, or more frequently as circumstances dictate.

22.

Receive, in accordance with applicable regulations, communications from the Funds’ principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and (b) any fraud, whether or not material, that involves Management or other employees who have a significant role in the Funds’ internal control over financial reporting.

23.	Review with Management (and if necessary, the independent auditor(s)) periodically any tax matters or developments that could affect the Funds.

24.	Review Management’s periodic reports concerning any organizational or personnel changes that could affect the nature or quality of the Funds’ accounting, financial reporting and internal controls.

25.	As the Committee deems appropriate, inquire into the internal control over financial reporting of the Funds’ service providers.

Other

26.

Investigate any circumstance that comes to the attention of the Committee that indicates that any officer, director or Trustee of the Funds or their investment advisers or distributor, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Funds’ financial statements or the preparation of any document or report required to be filed with a regulatory body; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Funds’ independent auditor(s) in connection with their opining on the Funds’ financial statements.

27.

Review periodically the procedures for the receipt, retention, and treatment of complaints regarding: (a) accounting, internal controls, or auditing matters relating to the Funds; (b) other legal, compliance, and ethical issues relating to the Funds; and (c) instances of suspected financial statement or other fraud relating to the Funds. The Committee shall confirm annually whether the procedures provide for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by officers and Trustees of the Funds, employees of The Goldman Sachs Group, Inc. and its affiliates and, as applicable, other persons covered by the procedures.

28.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

29.

Evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

30.	Review the provisions of this Audit Committee Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Trustees.

Pre-Approval of Audit and Non-Audit Services

31.

The Committee will pre-approve, pursuant to pre-approval policies established from time to time by the Committee, all engagements of the Funds’ independent auditor(s) that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

32.

The Committee will review with the independent auditor(s), and financial, accounting and appropriate GSAM personnel, the controls applied by the independent auditor(s) and Management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

33.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services rendered by the Funds’ independent auditor(s), to a subcommittee of one or more members. Any decision of the subcommittee, including pre-approvals, shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a delegate to Management, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports required by Section 15(d) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

Additional Matters

34.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the internal audit or compliance personnel of Management as the Committee deems appropriate in connection with the performance of its responsibilities.

35.

The Committee may request to meet with internal legal and compliance personnel, including the Funds’ chief compliance officer. The Committee may also request to meet with entities that provide significant accounting or administrative services to the Funds.

36.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

Goldman Sachs ETF Trust Audit Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of Goldman Sachs ETF Trust (the “Funds”) has established an Audit Committee (the “Committee”), comprised of each of the Funds’ Independent Trustees. Independent Trustees are those Trustees who meet the independence standards set forth as defined by Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).1 The Committee has been established by and among the Trustees for the purpose of overseeing the accounting and financial reporting processes of the Funds, the work of the Funds’ independent auditors, and the work of the internal auditors relating to the Funds. The Board, with the assistance of the Committee, shall determine whether any member of the Committee is an “audit committee financial expert” as defined by the applicable regulations of the Securities and Exchange Commission (the “SEC”).2 The Committee will select one of its members to be its chair.

The Committee will set its agenda and the places and times of its meetings. The greater of one third or two members of the Committee shall constitute a quorum. Except as otherwise required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee by e-mail, facsimile or other similar electronic mechanism.

Statement of Policy

The Committee shall oversee the audit process and provide assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Committee will also assist the Board with the oversight of the Funds’ compliance with regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits. In so doing, the Committee will endeavor to facilitate free and open means of communication among the Funds’ Trustees, independent registered public

[1]

In order to be considered to be independent for purposes of Rule 10A-3(b)(i), a member of an audit committee of a listed issuer that is an investment company may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(A)

Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

(B)	Be an “interested person” of the issuer as defined in section 2(a)(19) of the Investment Company Act of 1940.

[2]	The Board or the Committee will report its determination to Management so that appropriate disclosure can be included in each Fund’s annual report consistent with Item 3 of Form N-CSR.

accounting firm(s) (the “independent auditor(s)”), and management. A primary objective of the Committee is to help set the “tone at the top” for quality financial reporting and a sound system of internal controls over financial reporting. The Committee will regularly report its activities, observations, and recommendations to the Board. The Committee’s activities and effectiveness will be assessed periodically and reviewed with the Board.

Summary of Responsibilities

The function of the Committee is oversight. Management of the Funds (“Management”) is responsible for the preparation, presentation, and integrity of the Funds’ financial statements. Management draws upon different parts of the Goldman Sachs corporate structure in fulfilling this role – the Controllers department (within the Finance Division) and the Operations Division (working in conjunction with Goldman Sachs Asset Management, L.P. (“GSAM”) Global Fund Services) are responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations. In fulfilling its role under this Charter, Management also delegates certain functions to the Funds’ accounting and tax agents, but remains responsible for those functions. The independent auditor(s) for the Funds are responsible for planning and executing audits consistent with applicable professional standards and in accordance with the terms of the engagement letter(s). The independent auditor(s) will report directly to the Committee. The Funds shall provide for appropriate funding for the payment of compensation to the independent auditor(s), any other counsel or advisors engaged by the Committee at its discretion, and the ordinary administrative expenses of the Committee as necessary or appropriate in carrying out its duties.

The Committee performs its functions under this Audit Committee Charter on the basis of information provided or representations made to it by the Funds’ independent auditor, Management, and/or other service providers, and/or by legal counsel and/or other experts or consultants. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee (including any member designated as an audit committee financial expert) any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Subject to regulatory mandates, the policies and procedures of the Committee should remain flexible, in order to react to changing conditions and to assist the Committee in providing assurance to the Board and shareholders that the Funds’ accounting and reporting practices are in accordance with applicable requirements.

The following are the duties and responsibilities of the Committee:

Primarily Related to the Independent Auditor(s)

1.	Evaluate and select (subject to ratification by the Board) the Funds’ independent auditor(s).

2.	Participate in the selection process and approve the new lead audit partner(s).

3.	Be responsible for the oversight of the work of the independent auditor(s).

4.

At least annually, obtain and review a report by the independent auditors describing the auditors’ internal quality-control procedures, as well as any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, including the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, with respect to one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

5.

Review and approve the compensation of (a) the independent auditor(s) employed by the Funds for the purpose of rendering or issuing an audit report and any other services that they may perform and (b) any advisers employed by the Committee as described herein.

6.

Evaluate the independence and qualifications of the auditors, including their processes to remain independent, and request an annual representation from the independent auditor(s) regarding their independence under applicable professional and regulatory standards. As part of its evaluation of the independence of the auditors, the Committee may inquire into and consider such items as: (1) the audit and non-audit services performed by the auditors and related fees; (2) the hiring of partners or employees or former partners or employees of the auditors by the Funds and their affiliates; (3) whether any non-audit services provided by the auditors to the Funds’ investment adviser or any adviser affiliate that provides ongoing services to the Funds are compatible with maintaining the auditors’ independence; (4) the rotation of the auditors’ partners who participate in providing auditing services to the Funds and (5) other relationships, if any, between the Funds and the auditors that may bear on the independence or objectivity of the auditors.

7.

Meet with the independent auditor(s) and financial and accounting personnel of the Funds to review the scope of the proposed audits for the current year, the audit procedures to be utilized, and the key risk considerations, and at the conclusion thereof, review the results of such audit, including the independent auditor(s’) opinions on the Funds’ financial statements and any management letters, comments, or recommendations of the independent auditor(s) and consider Management’s response to such.

8.

Meet at least two times annually with Management and the independent auditor(s), or more frequently if circumstances dictate, and meet at least annually with the independent auditor(s) (or more frequently if circumstances dictate) alone and outside the presence of Management personnel in executive session to discuss any disagreements with Management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the Funds’ financial statements, the effectiveness of internal controls, including internal controls over financial reporting, and the audit report(s) of the independent auditor(s).

9.	Meet (as circumstances dictate) with any certified public accountant and audit firm rendering reports to the Committee or the Board.

10.

Receive from the Funds’ independent auditor(s) timely communications discussing any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed under the PCAOB Standard No. 16.

11.

Review with financial and accounting personnel and the independent auditor(s) the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used by the Funds.

12.

Review with the independent auditor(s) and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Funds, and consider any recommendations for the improvement of the Funds’ internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

13.

Review with the independent auditor(s) and financial and accounting personnel the risk of fraud and the adequacy of internal controls to identify any payments, transactions or procedures that might be deemed fraudulent, illegal or otherwise improper.

14.	Review with the independent auditor(s), and financial and accounting personnel, issues arising under the valuation and compliance procedures used for the Funds.

Primarily Related to Management and/or Internal Audit

15.	Review with the financial and accounting personnel the performance of the fund accounting and tax agents in providing accounting and financial reporting services to the Funds.

16.

Review and discuss with Internal Audit the internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities, normally on at least an annual basis.

17.

Discuss with representatives of Internal Audit the scope and staffing of the internal audit plan to be performed by Internal Audit as it relates to the Funds’ control environment. After the conclusion of their audits, discuss the significant results of the audits and Management’s responses thereto.

18.	Review and discuss with Internal Audit its Charter, normally on an annual basis.

19.	Review and discuss with Internal Audit the adequacy of the Funds’ internal controls (including the fraud risk), at least on an annual basis.

20.	Meet with representatives of Internal Audit at least annually in executive session, or more frequently if circumstances dictate.

21.	Meet at least annually with the Funds’ principal financial officer in executive session, or more frequently as circumstances dictate.

22.

Receive, in accordance with applicable regulations, communications from the Funds’ principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and (b) any fraud, whether or not material, that involves Management or other employees who have a significant role in the Funds’ internal control over financial reporting.

23.	Review with Management (and if necessary, the independent auditor(s)) periodically any tax matters or developments that could affect the Funds.

24.	Review Management’s periodic reports concerning any organizational or personnel changes that could affect the nature or quality of the Funds’ accounting, financial reporting and internal controls.

25.	As the Committee deems appropriate, inquire into the internal control over financial reporting of the Funds’ service providers.

Other

26.

Investigate any circumstance that comes to the attention of the Committee that indicates that any officer, director or Trustee of the Funds or their investment advisers or distributor, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Funds’ financial statements or the preparation of any document or report required to be filed with a regulatory body; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Funds’ independent auditor(s) in connection with their opining on the Funds’ financial statements.

27.

Review periodically the procedures for the receipt, retention, and treatment of complaints regarding: (a) accounting, internal controls, or auditing matters relating to the Funds; (b) other legal, compliance, and ethical issues relating to the Funds; and (c) instances of suspected financial statement or other fraud relating to the Funds. The Committee shall confirm annually whether the procedures provide for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by officers and Trustees of the Funds, employees of The Goldman Sachs Group, Inc. and its affiliates and, as applicable, other persons covered by the procedures.

28.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

29.

Evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

30.	Review the provisions of this Audit Committee Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Trustees.

Pre-Approval of Audit and Non-Audit Services

31.

The Committee will pre-approve, pursuant to pre-approval policies established from time to time by the Committee, all engagements of the Funds’ independent auditor(s) that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

32.

The Committee will review with the independent auditor(s), and financial, accounting and appropriate GSAM personnel, the controls applied by the independent auditor(s) and Management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

33.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services rendered by the Funds’ independent auditor(s), to a subcommittee of one or more members. Any decision of the subcommittee, including pre-approvals, shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a delegate to Management, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports required by Section 13(a) of the 1934 Act, as amended, and other documents as required under the federal securities laws.

Additional Matters

34.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the internal audit or compliance personnel of Management as the Committee deems appropriate in connection with the performance of its responsibilities.

35.

The Committee may request to meet with internal legal and compliance personnel, including the Funds’ chief compliance officer. The Committee may also request to meet with entities that provide significant accounting or administrative services to the Funds.

36.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

Goldman Sachs Listed Closed-End Funds3 Audit Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of the Fund has established an Audit Committee (the “Committee”), comprised of each of the Fund’s Independent Trustees. Independent Trustees are those Trustees who meet the independence standards set forth in the Fund’s Governance and Nominating Committee Charter and who do not receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund except compensation for service as a member of the Board or a committee of the Board.

The Committee has been established by and among the Trustees for the purpose of, among other things as set forth below, assisting the Board with oversight of (1) the integrity of the Fund’s financial statements, (2) the

[3]

This charter shall apply to any listed closed-end management investment company (a “Fund”) managed by Goldman Sachs Asset Management, L.P. (“GSAM”) or an affiliated person of GSAM, as listed in Schedule A of this charter.

Fund’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of the Fund’s internal audit function and independent auditor, and (5) preparation of the Audit Committee report required to be included in the Fund’s proxy statement.

Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Fund’s Board in its business judgment. The Committee’s composition shall meet such other regulatory requirements relating to audit committees established from time to time by the Securities and Exchange Commission (“SEC”) and any other applicable governmental entity or self-regulatory organization or law to which the Fund is subject. The Board, with the assistance of the Committee, shall determine whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined by the applicable regulations of the SEC, and the Board may presume that the ACFE satisfies the financial literacy requirement. The Committee will select one of its members to be its chair. If a member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service will not impair the ability of such member to effectively serve on the Committee, and must disclose such determination either on or through the Fund’s website, in its annual proxy statement, or in the Fund’s annual report.4

The Committee will set its agenda and the places and times of its meetings. The greater of one-third or two members of the Committee shall constitute a quorum. Except as otherwise required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

Statement of Policy

The Committee shall oversee the audit process and provide assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Committee will also assist the Board with the oversight of the Fund’s compliance with regulatory requirements that relate to the fund accounting and financial reporting, internal control over financial reporting and independent audits. In so doing, the Committee will endeavor to facilitate free and open means of communication among the Fund’s Trustees, independent registered public accounting firm (the “independent auditor”), and management. A primary objective of the Committee is to help set the “tone at the top” for quality financial reporting and a sound system of internal controls over financial reporting. The Committee will regularly report its activities, observations, and recommendations to the Board. The Committee’s activities and effectiveness will be assessed periodically and reviewed with the Board.

Summary of Responsibilities

The function of the Committee is oversight. Management of the Fund (“Management”) is responsible for the preparation, presentation, and integrity of the Fund’s financial statements. Management draws upon different parts of the Goldman Sachs corporate structure in fulfilling this role—the Controllers department (within the Finance Division) and the Operations Division (working in conjunction with GSAM Global Fund Services) are responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations. In fulfilling its role under this Charter, Management also delegates certain functions to the Fund’s accounting and tax agents, but remains responsible for those functions. The independent auditor for the Fund is responsible for planning and executing audits consistent with applicable professional standards and in accordance with the terms of the engagement letter(s). The independent auditor will report directly to the Committee. The Committee shall provide for appropriate funding for the payment of compensation to the

[4]	For purposes of this requirement, where a Trustee serves on multiple boards in the same fund complex, such service will be counted as one board.

independent auditor, any other counsel or advisors engaged by the Committee at its discretion, and the ordinary administrative expenses of the Committee as necessary or appropriate in carrying out its duties.

The Committee performs its functions under this Audit Committee Charter on the basis of information provided or representations made to it by the Fund’s independent auditor, Management, and/or other service providers, and/or by legal counsel and/or other experts or consultants. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee (including any member designated as an ACFE) any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Board member of the Fund under applicable federal and state law.

Subject to regulatory mandates, the policies and procedures of the Committee should remain flexible in order to react to changing conditions and to assist the Committee in providing assurance to the Board and shareholders that the Fund’s accounting and reporting practices are in accordance with applicable requirements.

The following are the duties and responsibilities of the Committee:

Primarily Related to the Independent Auditor

1.	Evaluate and select (subject to ratification by the Board) the Fund’s independent auditor.

2.	Participate in the selection process and approve the new lead audit partner(s).

3.

Be responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of rendering or issuing an audit report or performing other audit or attest services for the Fund.

4.

At least annually, obtain and review a report by the independent auditor describing the auditors’ internal quality-control procedures, as well as any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, including the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, with respect to one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

5.	Review and approve the compensation of any advisers employed by the Committee as described herein.

6.

Evaluate the qualifications, performance and independence of the auditor in light of the report identified in Item 3 above and its work throughout the year, as well as the auditor’s lead partner, and request an annual representation from the independent auditor regarding its independence under applicable professional and regulatory standards. As part of its evaluation of the independence of the auditor, the Committee may inquire into and consider the opinions of Management and Internal Audit (or other personnel responsible for the internal audit function), and may consider such items as: (1) the audit and non-audit services performed by the auditor and related fees; (2) the hiring of partners or employees or former partners or employees of the auditor by the Fund and its affiliates; (3) whether any non-audit services provided by the auditor to the Fund investment adviser(s) or any adviser affiliate that provides ongoing services to the Fund are compatible with maintaining the auditors’ independence; (4) the rotation of the auditor(s’) partners who participate in providing auditing services to the Fund and (5) other relationships, if any, between the Fund and the auditor that may bear on the independence or objectivity of the auditor.

7.

Set policies governing the hiring by entities within the Fund’s Investment Company Complex[5] of any current or former employee of the Fund’s independent auditors, and to assess compliance with these policies. These policies provide, among other things, that no former employee of the independent auditors who was a member of the Fund’s audit engagement team may undertake any financial reporting role at the Fund within one year of the date of the commencement of procedures for a review or audit.

8.

Meet with the independent auditor and financial and accounting personnel of the Fund to review the scope of the proposed audits for the current year, the audit procedures to be utilized, and the key risk considerations, and at the conclusion thereof, review the results of such audit, including the independent auditor(s’) opinions on the Fund’s financial statements and any management letters, comments, or recommendations of the independent auditor and consider Management’s response to such.

9.

Meet (A) separately, periodically, with Management and with independent auditors and (B) at least annually with the independent auditor (or more frequently if circumstances dictate) alone and outside the presence of Management personnel in executive session, to discuss any problems or difficulties the independent auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or access to requested information and any significant disagreements with Management, whether or not satisfactorily resolved, and Management’s response.

10.

Review and discuss with Management and the Fund’s independent auditor the Fund’s audited annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund. Review and discuss with Management the Fund’s unaudited semi-annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance.

11.

Oversee the preparation of the Audit Committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders (if such meeting is required by law). The report shall indicate whether the Committee has (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required to be discussed by the PCAOB Standard No. 16, as modified or supplemented; and (iii) received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Committee concerning independence, and has discussed with the independent auditor the auditor’s independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

[5]	“Investment company complex” includes:

•	the Fund and its investment adviser or sponsor;

•

any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity: (i) is an investment adviser or sponsor; or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

12.

Review and discuss with Management and the Fund’s independent auditor any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls over financial reporting and any special audit steps adopted in light of material control deficiencies.

13.

Consider and, if appropriate, recommend to the Board the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditor and Management.

14.	Meet (as circumstances dictate) with any certified public accountant and audit firm rendering reports to the Committee or the Board.

15.

Receive from the Fund’s independent auditor timely communications discussing any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed under the PCAOB Standard No. 16.

16.

Review with financial and accounting personnel and the independent auditor the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used by the Fund.

17.

Review with the independent auditor and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Fund, and consider any recommendations for the improvement of the Fund’s internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

18.

Review with the independent auditor and financial and accounting personnel the risk of fraud and the adequacy of internal controls to identify any payments, transactions or procedures that might be deemed fraudulent, illegal or otherwise improper.

19.	Review with the independent auditor and financial and accounting personnel, issues arising under the valuation and compliance procedures used for the Fund.

Primarily Related to Management and/or Internal Audit

20.	Review with the financial and accounting personnel the performance of the fund accounting and tax agents in providing accounting and financial reporting services to the Fund.

21.

Review and discuss with Internal Audit the internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities, normally on at least an annual basis.

22.

Discuss with representatives of Internal Audit the scope and staffing of the internal audit plan to be performed by Internal Audit as it relates to the Fund’s control environment. After the conclusion of these audits, discuss the significant results of the audits and Management’s responses thereto.

23.

Discuss with Management earnings press releases and review generally the type and presentation of information to be included in earnings press releases. Review any financial information and earnings guidance provided to analysts and rating agencies; however, the Committee need not discuss in advance each instance in which a listed company may provide earnings guidance.

24.	Review and discuss with Internal Audit its Charter, normally on an annual basis.

25.	Review and discuss with Internal Audit the adequacy of the Fund’s internal controls (including the fraud risk), at least on an annual basis.

26.	Meet with representatives of Internal Audit at least annually in executive session, or more frequently as circumstances dictate.

27.	Meet at least annually with the Fund’s principal financial officer in executive session, or more frequently as circumstances dictate.

28.

Receive, in accordance with applicable regulations, communications from the Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize, and report financial information; and (b) any fraud, whether or not material, that involves Management or other employees who have a significant role in the Fund’s internal control over financial reporting.

29.

Review analyses prepared by Management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

30.	Review with Management (and if necessary, the independent auditor) periodically any tax matters or developments that could affect the Fund.

31.	Review Management’s periodic reports concerning any organizational or personnel changes that could affect the nature or quality of the Fund’s accounting, financial reporting and internal controls.

32.	As the Committee deems appropriate, inquire into the internal control over financial reporting of the Fund’s service providers.

Other

33.

Investigate any circumstance that comes to the attention of the Committee that indicates that any officer, director or Board member of the Fund or its investment adviser or principal underwriter, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Fund’s financial statements or the preparation of any document or report required to be filed with a regulatory body; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Fund’s independent auditor in connection with their opining on the Fund’s financial statements.

34.

Review periodically the procedures for the receipt, retention, and treatment of complaints regarding: (a) accounting, internal controls, or auditing matters relating to the Fund; (b) other legal, compliance, and ethical issues relating to the Fund; and (c) instances of suspected financial statement or other fraud relating to the Fund. The Committee shall confirm annually whether the procedures provide for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by officers and Trustees of the Fund, employees of The Goldman Sachs Group, Inc. and its affiliates and, as applicable, other persons covered by the procedures.

35.

Confirm that the Board is engaged in periodic discussions regarding policies with respect to risk assessment and risk management and guidelines and policies to govern the process by which the Fund’s exposure to risk is assessed and managed as well as the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

36.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

37.

Review with the Board any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the Internal Audit function.

38.

Evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

39.	Review the provisions of this Audit Committee Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Trustees.

Pre-Approval of Audit and Non-Audit Services

40.

The Committee will pre-approve, pursuant to pre-approval policies established from time to time by the Committee, all engagements of the Fund’s independent auditor that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

41.

The Committee will review with the independent auditor, and financial, accounting and appropriate GSAM personnel, the controls applied by the independent auditor and Management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

42.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services rendered by the Fund’s independent auditor, to a subcommittee of one or more members. Any decision of the subcommittee, including pre-approvals, shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a delegate to Management, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

Additional Matters

43.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the internal audit or compliance personnel of Management as the Committee deems appropriate in connection with the performance of its responsibilities.

44.

The Committee may request to meet with internal legal and compliance personnel, including the Fund’s chief compliance officer. The Committee may also request to meet with entities that provide significant accounting or administrative services to the Fund.

45.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

Schedule A

Goldman Sachs Closed-End Funds

Goldman Sachs MLP and Energy Renaissance Fund

Goldman Sachs Real Estate Diversified Income Fund Audit Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of the Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) has established an Audit Committee (the “Committee”), comprised of the Fund’s Independent Trustees. Independent Trustees are those Trustees who meet the independence standards set forth in the Fund’s Governance and Nominating Committee Charter. The Committee has been established by and among the Trustees for the purpose of overseeing the accounting and financial reporting processes of the Fund, the work of the Fund’s independent auditors, and the work of the internal auditors relating to the Fund. The Board, with the assistance of the Committee, shall determine whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined by the applicable regulations of the Securities and Exchange Commission (the “SEC”). The Committee will select one of its members to be its chair.

The Committee will set its agenda and the places and times of its meetings. One-third of the Committee shall constitute a quorum. Except as otherwise required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

Statement of Policy

The Committee shall oversee the audit process and provide assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Committee will also assist the Board with the oversight of the Fund’s compliance with regulatory requirements that relate to the fund accounting and financial reporting, internal control over financial reporting and independent audits. In so doing, the Committee will endeavor to facilitate free and open means of communication among the Fund’s Trustees, independent registered public accounting firm (the “independent auditor”), and Goldman Sachs Asset Management, L.P. (“GSAM”). A primary objective of the Committee is to help set the “tone at the top” for quality financial reporting and a sound system of internal controls over financial reporting. The Committee will regularly report its activities, observations, and recommendations to the Board. The Committee’s activities and effectiveness will be assessed periodically and reviewed with the Board.

Summary of Responsibilities

The function of the Committee is oversight. GSAM is responsible for the preparation, presentation, and integrity of the Fund’s financial statements. GSAM draws upon different parts of The Goldman Sachs Group, Inc. (“Goldman Sachs”) corporate structure in fulfilling this role — the Fund Controllers department (within the Finance Division) and the Operations Division (working in conjunction with GSAM Global Fund Services) are responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations. In fulfilling its role under this Charter, GSAM also delegates certain functions to the Fund’s accounting and tax agents, but remains responsible for those functions. The independent auditor for the Fund is responsible for planning and executing audits consistent with applicable professional standards and in accordance with the terms of the engagement letter(s). The independent auditor will report directly to the Committee. The Committee shall provide for appropriate funding for the payment of compensation to the independent auditor, any other counsel or advisors engaged by the Committee at its discretion, and the ordinary administrative expenses of the Committee as necessary or appropriate in carrying out its duties.

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Fund’s independent auditor, GSAM, and/or other service providers, and/or by legal counsel and/or other experts or consultants. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee (including any member designated as an ACFE) any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Board member of the Fund under applicable federal and state law.

Subject to regulatory mandates, the policies and procedures of the Committee should remain flexible in order to react to changing conditions and to assist the Committee in providing assurance to the Board and shareholders that the Funds’ accounting and reporting practices are in accordance with applicable requirements.

The following are the duties and responsibilities of the Committee:

Primarily Related to the Independent Auditor

1.	Evaluate and select (subject to ratification by the Board) the Fund’s independent auditor.

2.	Participate in the selection process and approve the new lead audit partner(s).

3.

Be responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of disagreements between GSAM and the auditor regarding financial reporting) for the purpose of rendering or issuing an audit report or performing other audit or attest services for the Fund.

4.

At least annually, obtain and review a report by the independent auditor describing the auditor’s internal quality-control procedures, as well as any material issues raised by the most recent internal quality-control review or peer review of the auditor, or by any inquiry or investigation by governmental or professional authorities, including the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, with respect to one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues.

5.	Review and approve the compensation of any advisers employed by the Committee as described herein.

6.

Evaluate the qualifications, performance and independence of the auditor in light of the report identified in Item 4 above and its work throughout the year, as well as the auditor’s lead partner, and request an annual representation from the independent auditor regarding its independence under applicable professional and regulatory standards. As part of its evaluation of the independence of the auditor, the Committee may inquire into and consider the opinions of GSAM and Internal Audit (or other personnel responsible for the internal audit function), and may consider such items as: (1) the audit and non-audit services performed by the auditor and related fees; (2) the hiring of partners or employees or former partners or employees of the auditor by the Fund and its affiliates; (3) whether any non-audit services provided by the auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund are compatible with maintaining the auditor’s independence; (4) the rotation of the auditor’s partners who participate in providing auditing services to the Fund and (5) other relationships, if any, between the Fund and the auditor that may bear on the independence or objectivity of the auditor.

7.

Meet with the independent auditor and financial and accounting personnel of the Fund to review the scope of the proposed audits for the current year, the audit procedures to be utilized, and the key risk considerations, and at the conclusion thereof, review the results of such audit, including the independent auditor’s opinions on the Fund’s financial statements and any management letters, comments, or recommendations of the independent auditor and consider GSAM’s response to such.

8.

Meet (A) separately, periodically, with GSAM and with the independent auditor and (B) at least annually with the independent auditor (or more frequently if circumstances dictate) alone and outside the presence of GSAM personnel in executive session to discuss any problems or difficulties the independent auditor encountered in the course of the audit work, including any disagreements with GSAM, whether or not satisfactorily resolved, and GSAM’s response.

9.

Oversee the preparation of the Audit Committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders (if such meeting is required by law). The report shall indicate whether the Committee has (i) reviewed and discussed the financial statements with GSAM; (ii) discussed with the independent auditor the matters required to be discussed by the PCAOB Standard No. 16, as modified or supplemented; and (iii) received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Committee concerning independence, and has discussed with the independent auditor the auditor’s independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with GSAM and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

10.

Review and discuss with GSAM and the Fund’s independent auditor any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls over financial reporting and any special audit steps adopted in light of material control deficiencies.

11.	Meet (as circumstances dictate) with any certified public accountant and audit firm rendering reports to the Committee or the Board.

12.

Receive from the Fund’s independent auditor timely communications discussing any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed under the PCAOB Standard No. 16.

13.

Review with financial and accounting personnel and the independent auditor the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used by the Fund.

14.

Review with the independent auditor and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Fund, and consider any recommendations for the improvement of the Fund’s internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

15.

Review with the independent auditor and financial and accounting personnel the risk of fraud and the adequacy of internal controls to identify any payments, transactions or procedures that might be deemed fraudulent, illegal or otherwise improper.

16.	Review with the independent auditor, and financial and accounting personnel, issues arising under the valuation and compliance procedures used for the Fund.

Primarily Related to GSAM and/or Internal Audit

17.	Review with the financial and accounting personnel the performance of the fund accounting and tax agents in providing accounting and financial reporting services to the Fund.

18.

Review and discuss with Internal Audit the internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities, normally on at least an annual basis.

19.

Discuss with representatives of Internal Audit the scope and staffing of the internal audit plan to be performed by Internal Audit as it relates to the Fund’s control environment. After the conclusion of these audits, discuss the significant results of the audits and GSAM’s responses thereto.

20.	Review and discuss with Internal Audit its Charter, normally on an annual basis.

21.	Review and discuss with Internal Audit the adequacy of the Fund’s internal controls (including the fraud risk), at least on an annual basis.

22.	Meet with representatives of Internal Audit at least annually in executive session, or more frequently as circumstances dictate.

23.	Meet at least annually with the Fund’s principal financial officer in executive session, or more frequently as circumstances dictate.

24.

Receive, in accordance with applicable regulations, communications from the Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize, and report financial information; and (b) any fraud, whether or not material, that involves GSAM or other employees who have a significant role in the Fund’s internal control over financial reporting.

25.	Review with GSAM (and if necessary, the independent auditor) periodically any tax matters or developments that could affect the Fund.

26.	Review GSAM’s periodic reports concerning any organizational or personnel changes that could affect the nature or quality of the Fund’s accounting, financial reporting and internal controls.

27.	As the Committee deems appropriate, inquire into the internal control over financial reporting of the Fund’s service providers.

Other

28.

Investigate any circumstance that comes to the attention of the Committee that indicates that any officer, director or Board member of the Fund or its investment adviser or distributor, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Fund’s financial statements or the preparation of any document or report required to be filed with a regulatory body; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Fund’s independent auditor in connection with their opining on the Fund’s financial statements.

29.

Review periodically the procedures for the receipt, retention, and treatment of complaints regarding: (a) accounting, internal controls, or auditing matters relating to the Fund; (b) other legal, compliance, and ethical issues relating to the Fund; and (c) instances of suspected financial statement or other fraud relating to the Fund. The Committee shall confirm annually whether the procedures provide for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by officers and Trustees of the Fund, employees of Goldman Sachs and its affiliates and, as applicable, other persons covered by the procedures.

30.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

31.

Review with the Board any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the Internal Audit function.

32.

Evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

33.	Review the provisions of this Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Trustees.

Pre-Approval of Audit and Non-Audit Services

34.

The Committee will pre-approve, pursuant to pre-approval policies established from time to time by the Committee, all engagements of the Fund’s independent auditor that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

35.

The Committee will review with the independent auditor, and financial, accounting and appropriate GSAM personnel, the controls applied by the independent auditor and GSAM to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

36.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services rendered by the Fund’s independent auditor, to a subcommittee of one or more members. Any decision of the subcommittee, including pre-approvals, shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a delegate to GSAM, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

Additional Matters

37.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the internal audit or compliance personnel of GSAM as the Committee deems appropriate in connection with the performance of its responsibilities.

38.

The Committee may request to meet with internal legal and compliance personnel, including the Fund’s chief compliance officer. The Committee may also request to meet with entities that provide significant accounting or administrative services to the Fund.

39.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

APPENDIX B

GOVERNANCE AND NOMINATING COMMITTEE CHARTERS

Goldman Sachs Trust II Governance and Nominating Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of Goldman Sachs Trust II (the “Trust” and the series thereof, the “Funds”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Funds’ Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman, Sachs & Co.; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board or committees thereof (Board and committee members serving the Funds in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Trust’s standards of Trustee independence.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Overseeing the process for setting independent Trustee compensation.

9.	Overseeing the continuing education of incumbent and new Independent Trustees.

10.	Reviewing periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

11.	Selecting and nominating candidates for election or appointment as non-interested members of the Board and the retention of such members, as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Funds’ governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter (the “Charter”) on the basis of information or advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as independent Trustees of the Funds. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from each Fund’s respective investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Funds;

(f)	length of potential service;

(g)	commitment to the representation of the interests of the Funds and their shareholders;

(h)	commitment to maintaining and improving Trustee skills and education; and

(i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Funds and such other persons as the Committee deems appropriate.

In addition, the Committee shall work to retain high performing independent Trustees, once elected or appointed as the case may be.

While the Committee is solely responsible for the selection and nomination of the Funds’ Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which includes the biographical information and qualifications of the proposed Nominee) to the Secretary of the Funds, as the Trustees deem appropriate.

Additional Matters

12.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

13.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

14.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

15.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

16.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

17.	The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

18.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

19.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Goldman Sachs ETF Trust Governance and Nominating Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of the Goldman Sachs ETF Trust (the “Trust,” and the series thereof, the “Funds”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Trust’s Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman Sachs & Co. LLC; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board or committees thereof (Board and committee members serving the Trust in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Trust’s standards of Trustee independence.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Overseeing the process for setting independent Trustee compensation.

9.	Overseeing the continuing education of incumbent and new Independent Trustees.

10.	Reviewing periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

11.	Selecting and nominating candidates for election or appointment as non-interested members of the Board and the retention of such members, as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Trust’s governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter (the “Charter”) on the basis of information or advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trust under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Independent Trustees of the Trust. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Funds’ investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor,

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust;

(f)	length of potential service;

(g)	commitment to the representation of the interests of the Funds and their shareholders;

(h)	commitment to maintaining and improving Trustee skills and education; and

(i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of Independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Trust and such other persons as the Committee deems appropriate.

In addition, the Committee shall work to retain high performing independent Trustees, once elected or appointed as the case may be.

While the Committee is solely responsible for the selection and nomination of the Trust’s Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which include the biographical information and qualifications of the proposed Nominee) to the Secretary of the Trust, as the Trustees deem appropriate.

Additional Matters

12.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

13.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

14.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

15.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

16.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

17.	The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

18.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

19.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Goldman Sachs MLP and Energy Renaissance Fund Governance and Nominating Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of Goldman Sachs MLP and Energy Renaissance Fund (the “Fund”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Fund’s Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman Sachs & Co. LLC; (b) are not “interested persons” of the Fund or any investment adviser or principal underwriter of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Fund except in their capacities as members of the Board or committees thereof (Board and committee members serving the Fund in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Fund and its shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Fund. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Fund’s standards of Trustee independence.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Overseeing the process for setting independent Trustee compensation.

9.	Overseeing the continuing education of incumbent and new Independent Trustees.

10.	Reviewing periodically the investments made by the Trustees in the Fund pursuant to the policies set forth in the Trustee Charter.

11.	Selecting and nominating candidates for election or appointment as non-interested members of the Board and the retention of such members, as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Fund’s governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter (the “Charter”) on the basis of information or advice provided or representations made to it by the management of the Fund, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Fund under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as independent Trustees of the Fund. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Fund’s investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	financial literacy and/or whether he or she is an “audit committee financial expert” as defined in Item 3 of Form N-CSR;

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Fund;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the Fund and its shareholders;

(i)	commitment to maintaining and improving Trustee skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Fund and such other persons as the Committee deems appropriate.

In addition, the Committee shall work to retain high performing independent Trustees, once elected or appointed as the case may be.

While the Committee is solely responsible for the selection and nomination of the Fund’s Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which include the information required by the Fund’s By-Laws) to the Secretary of the Fund, as the Trustees deem appropriate.

Additional Matters

12.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

13.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

14.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

15.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

16.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

17.	The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

18.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

19.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Goldman Sachs Real Estate Diversified Income Fund Governance and Nominating Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of the Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Fund’s Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman Sachs & Co. LLC; (b) are not “interested persons” of the Fund or any investment adviser or principal underwriter of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Fund except in their capacities as members of the Board or committees thereof (Board and committee members serving the Fund in additional capacities, e.g., as Chair of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Fund and its shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Fund. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of corporate governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing their management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Fund’s standards of Trustee independence.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Overseeing the continuing education of incumbent and new Independent Trustees.

9.	Reviewing periodically the investments made by the Trustees in the Fund pursuant to the policies set forth in the Trustee Charter.

10.	Selecting and nominating candidates for election or appointment as non-interested members of the Board as discussed below.

In carrying out its responsibilities under this Governance and Nominating Committee Charter (the “Charter”), the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Fund’s governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under the on the basis of information or advice provided or representations made to it by the management of the Fund, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Fund under applicable federal and state law.

Selection and Nomination of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as independent Trustees of the Fund. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from each Fund’s investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	financial literacy and/or whether he or she is an “audit committee financial expert” as defined in Item 3 of Form N-CSR;

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Fund;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the Fund and its shareholders;

(i)	commitment to maintaining and improving Trustee skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Fund and such other persons as the Committee deems appropriate.

While the Committee is solely responsible for the selection and nomination of the Fund’s Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which includes the biographical information and qualifications of the proposed Nominee) to the Secretary of the Fund, as the Trustees deem appropriate.

Additional Matters

11.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

12.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

13.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

14.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

15.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

16.

The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.

17.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

18.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

APPENDIX C

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of August 23, 2021 (the Record Date) is set forth in the table below.

Goldman Sachs Trust II

Fund	Outstanding Shares
Goldman Sachs GQG Partners International Opportunities Fund	1,041,481,511
Goldman Sachs Multi-Manager Alternatives Fund	13,644,789
Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	132,285,840
Goldman Sachs Multi-Manager Global Equity Fund	36,503,053
Goldman Sachs Multi-Manager Real Assets Strategy Fund	58,853,488
Multi-Manager International Equity Fund	83,625,311
Multi-Manager U.S. Small Cap Equity Fund	33,523,704
Goldman Sachs Target Date Retirement Portfolio	777,110
Goldman Sachs Target Date 2025 Portfolio	782,768
Goldman Sachs Target Date 2030 Portfolio	672,495
Goldman Sachs Target Date 2035 Portfolio	661,625
Goldman Sachs Target Date 2040 Portfolio	965,497
Goldman Sachs Target Date 2045 Portfolio	776,998
Goldman Sachs Target Date 2050 Portfolio	736,649
Goldman Sachs Target Date 2055 Portfolio	752,343
Goldman Sachs Target Date 2060 Portfolio	770,892

Goldman Sachs ETF Trust

Fund	Outstanding Shares
Goldman Sachs ActiveBeta® Europe Equity ETF	550,000
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	35,300,000
Goldman Sachs ActiveBeta® International Equity ETF	85,600,000
Goldman Sachs ActiveBeta® Japan Equity ETF	400,000
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	152,502,500
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	6,250,000
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	12,100,000
Goldman Sachs Hedge Industry VIP ETF	2,225,000
Goldman Sachs JUST U.S. Large Cap Equity ETF	4,025,000
Goldman Sachs Innovate Equity ETF	7,800,000
Goldman Sachs Access High Yield Corporate Bond ETF	4,000,000
Goldman Sachs Access Inflation Protected USD Bond ETF	2,500,000
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	550,000
Goldman Sachs Access Investment Grade Corporate Bond ETF	14,050,000
Goldman Sachs Access Treasury 0-1 Year ETF	18,660,000
Goldman Sachs Access U.S. Aggregate Bond ETF	4,450,000
Goldman Sachs Access Ultra Short Bond ETF	6,475,000
Goldman Sachs MarketBetaTM Emerging Markets Equity ETF	650,000
Goldman Sachs MarketBetaTM International Equity ETF	6,200,000
Goldman Sachs MarketBetaTM U.S. Equity ETF	6,800,000
Goldman Sachs Future Planet Equity ETF	1,400,000

C-1

Goldman Sachs MLP and Energy Renaissance Fund

Fund	Outstanding Shares
Goldman Sachs MLP and Energy Renaissance Fund	16,194,404

Goldman Sachs Goldman Sachs Real Estate Diversified Income Fund

Fund	Outstanding Shares
Goldman Sachs Real Estate Diversified Income Fund	29,211,788

C-2

APPENDIX D

BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND

As of August 23, 2021 (or as otherwise indicated), the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of any class, as applicable, of each Fund.

Goldman Sachs Trust II

Goldman Sachs GQG Partners International Opportunities Fund

Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of Its Custodian, Attn: Service Team – Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484	14.64%
Class A	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Department, 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	12.99%
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Cust, 1 New York Plaza, Floor 12, New York, NY 10004-1932	11.47%
Class A	Charles Schwab & Co. Inc., Special Custody Account For Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	10.99%
Class A	GS Funds Audit Account, Attn: Media Support, 71 S. Wacker Drive, Chicago, IL, 60606-4637	10.17%
Class A	American Enterprise Investment SVC, 707 2nd Ave. South, Minneapolis, MN 55402-2405	8.91%
Class A	LPL Financial, FBO Customer Accounts, Attn: Mutual Fund Operations, 4707 Executive Drive, San Diego, CA 92121-3091	5.72%
Class A	Raymond James, Omnibus for Mutual Funds, Attn: Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	5.25%

Goldman Sachs Multi-Manager Alternatives Fund

Class	Name/Address	Percentage of Class
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plaza, Floor 12, New York, NY 10004-1932	20.62%
Class A	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Department, 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	5.87%
Class C	GS Funds Audit Account, Attn: Media Support, 71 S. Wacker Drive, Chicago, IL, 60606-4637	48.18%

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Class	Name/Address	Percentage of Class
Class R6	Motorola Solutions Retirement Trust, 2000 Progress Parkway, Schaumburg, IL 60196-4000	18.76%
Class R6	Sprint Master Trust, 6200 Sprint Parkway, Overland Park, KS 66251-6117	11.42%
Class R6	Farm Credit Foundations Retirement Group Trust, Agribank District Retirement Plan, 30 7th Street E., Suite 3000, Saint Paul, MN 55101-4966	9.10%
Class R6	Christian School Pension Trust Fund, 2969 Prairie Street SW, Suite 102, Grandville, MI 49418-2008	8.66%
Class R6	Discover Financial, Services Pension Plan, 2500 Lake Cook Road, Riverwoods, IL 60015-3851	5.96%
Class R6	Whirlpool Corp. and Subsidiary, Employees Retirement Trust, 2000 N M 63, Benton Harbor, MI 49022-2692	5.89%
Class R6	Huntsman, Woodloch Forest Drive, Spring, TX 77380	5.25%

Goldman Sachs Multi-Manager Global Equity Fund

Class	Name/Address	Percentage of Class
Class R6	Motorola Solutions Retirement Trust, 2000 Progress Parkway, Schaumburg, IL 60196-4000	47.91%
Class R6	Discover Financial, Services Pension Plan, 2500 Lake Cook Road, Riverwoods, IL 60015-3851	11.74%
Class R6	Chick-Fil-A Inc., Amended and Restated Defined, Benefit Pension Plan Trust, 5200 Buffington Road, Atlanta, GA 30349-2945	8.97%
Class R6	Valvoline LLC, Defined Benefit Trust, 100 Valvoline Way, Lexington, KY 40509-2714	8.86%
Class R6	Christian School Pension Trust Fund, 2969 Prairie Street SW, Suite 102, Grandville, MI 49418-2008	7.65%
Class R6	Deloitte LLP – Rabbi Trust, 4022 Sells Drive, Hermitage, TN 73076-2903	5.39%

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Class	Name/Address	Percentage of Class
Class R6	Motorola Solutions Retirement Trust, 2000 Progress Parkway, Schaumburg, IL 60196-4000	20.38%
Class R6	Pension Plan for Canadian Employees of Magna, International Inc. GPS Outsourcing, 337 Magna Drive, Aurora, Ontario L4G7K1, Canada	12.77%
Class R6	KPMG Pension Plan, 3 Chestnut Ridge Road, Montvale, NJ 07645-1842	10.84%
Class R6	Christian School Pension Trust Fund, 2969 Prairie Street SW, Suite 102, Grandville, MI 49418-2008	8.76%
Class R6	Sprint Master Trust, 6200 Sprint Parkway, Overland Park, KS 66251-6117	7.51%
Class R6	Farm Credit Foundations Retirement Group Trust, Agribank District Retirement Plan, 30 7th Street E., Suite 3000, Saint Paul, MN 55101-4966	7.00%
Class R6	Whirlpool Corp. and Subsidiary, Employees Retirement Trust, 2000 N M 63, Benton Harbor, MI 49022-2692	5.00%

Multi-Manager International Equity Fund

Class	Name/Address	Percentage of Class
Class P	GS Funds Audit Account, Attn: Media Support, 71 S. Wacker Drive, Chicago, IL, 60606-4637	100%

Multi-Manager U.S. Small Cap Equity Fund

Class	Name/Address	Percentage of Class
Class P	GS Funds Audit Account, Attn: Media Support, 71 S. Wacker Drive, Chicago, IL, 60606-4637	100%

Goldman Sachs Target Date Retirement Portfolio

Class	Name/Address	Percentage of Class
Class R6	Goldman Sachs Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	82.66%
Class R6	Matrix Trust Company Custo., FBO America First Federal Credit, 717 17th Street, Suite 1300, Denver, CO 80202-3304	9.73%

Goldman Sachs Target Date 2025 Portfolio

Class	Name/Address	Percentage of Class
Class A	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	85.02%
Class A	National Financial Services LLC, For the Exclusive Benefit of Our Customers, Attn: Mutual Funds Department, 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	10.79%

Goldman Sachs Target Date 2030 Portfolio

Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Department, 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	6.61%
Investor	State Street Bank and TR TTEE/CUST, FBO ADP Access Product, 1 Lincoln Street, Boston, MA 02111-2900	16.08%
Class R6	Goldman Sachs Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	52.64%
Class R6	Matrix Trust Company Cust., FBO America First Federal Credit, 717 17th Street, Suite 1300, Denver, CO 80202-3304	7.91%

Goldman Sachs Target Date 2035 Portfolio

Class	Name/Address	Percentage of Class
Class A	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	91.92%

Goldman Sachs Target Date 2040 Portfolio

Class	Name/Address	Percentage of Class
Class R6	Goldman Sachs Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	87.00%

Goldman Sachs Target Date 2045 Portfolio

Class	Name/Address	Percentage of Class
Class A	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	84.75%

Goldman Sachs Target Date 2050 Portfolio

Class	Name/Address	Percentage of Class
Class R6	Goldman Sachs Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	87.37%

Goldman Sachs Target Date 2055 Portfolio

Class	Name/Address	Percentage of Class
Class A	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	89.41%

Goldman Sachs Target Date 2060 Portfolio

Class	Name/Address	Percentage of Class
Class A	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560 103, India	97.54%

Goldman Sachs ETF Trust

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Name/Address	Percentage of Class
Wells Fargo Clearing Services, LLC, 1 North Jefferson Ave., St. Louis, MO 63103	15.01%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	12.59%
Fifth Third Bank, NA, 38 Fountain Square Plaza, Cincinnati, OH 45263	8.22%
State Street Bank & Co., One Lincoln Street, Boston, MA 02111	7.51%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	6.71%

Goldman Sachs ActiveBeta® Europe Equity ETF

Name/Address	Percentage of Class
Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	26.87%
Fifth Third Bank, NA, 38 Fountain Square Plaza, Cincinnati, OH 45263	15.45%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	14.86%
Goldman Sachs & Co. LLC., 200 West Street, New York, NY 10282	8.76%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	6.20%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	6.09%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	5.44%

Goldman Sachs ActiveBeta® International Equity ETF

Name/Address	Percentage of Class
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	15.05%
Wells Fargo Clearing Services, LLC, 1 North Jefferson Ave., St. Louis, MO 63103	12.84%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	11.11%
Wells Fargo Bank, N.A., 550 S. 4th Street, Minneapolis, MN 55415-1529	8.64%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	7.26%
Apex Clearing Corporation, 350 North St. Paul Street, Suite 1300, Dallas, TX 75201	6.33%
State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111	5.69%

Goldman Sachs ActiveBeta® Japan Equity ETF

Name/Address	Percentage of Class
JP Morgan Securities, LLC, 383 Madison Ave., New York, NY 10179	35.50%
Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	19.26%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	13.78%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	7.87%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Name/Address	Percentage of Class
Pershing LLC, One Pershing Plaza, Jersey City, NJ 07399	19.97%
Wells Fargo Clearing Services, LLC, 1 North Jefferson Ave., St. Louis, MO 63103	15.75%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	9.54%
State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111	6.16%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	5.82%
Wells Fargo Bank, N.A., 550 S. 4th Street, Minneapolis, MN 55415-1529	5.20%
Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.17%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Name/Address	Percentage of Class
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	17.05%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	13.99%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	13.49%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	12.18%
Apex Clearing Corporation, 350 North St. Paul Street, Suite 1300, Dallas, TX 75201	10.11%
Merrill Lynch, Pierce, Fenner & Smith, Inc., 101 Hudson Street, Jersey City, NJ 07302-3997	7.32%
Fifth Third Bank, NA, 38 Fountain Square Plaza, Cincinnati, OH 45263	7.01%
Pershing LLC, One Pershing Plaza, Jersey City, NJ 07399	5.36%

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Name/Address	Percentage of Class
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	30.98%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	17.34%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	9.00%
Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.77%
AEIS Inc., 801 Montrose Avenue, South Plainfield, NJ 07080-1803	8.17%
Pershing LLC, One Pershing Plaza, Jersey City, NJ 07399	6.17%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	5.77%

Goldman Sachs Hedge Fund Industry VIP ETF

Name/Address	Percentage of Class
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	12.58%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	11.53%
Merrill Lynch, Pierce, Fenner & Smith, Inc., 101 Hudson Street, Jersey City, NJ 07302-3997	8.95%
Citibank, 388 Greenwich Street, New York, NY 10013	8.61%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	8.20%
Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.50%
Goldman Sachs & Co. LLC., 200 West Street, New York, NY 10282	6.65%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	5.48%
UBS Financial Services Inc., 1000 Harbor Blvd, Weehawken, NJ 07086-6727	5.33%

Goldman Sachs JUST U.S. Large Cap Equity ETF

Name/Address	Percentage of Class
Goldman Sachs & Co. LLC., 200 West Street, New York, NY 10282	27.72%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	21.60%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	9.25%
Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.32%
Pershing LLC, One Pershing Plaza, Jersey City, NJ 07399	5.62%
Merrill Lynch, Pierce, Fenner & Smith, Inc., 101 Hudson Street, Jersey City, NJ 07302-3997	5.25%

Goldman Sachs Innovate Equity ETF

Name/Address	Percentage of Class
Goldman Sachs & Co. LLC., 200 West Street, New York, NY 10282	46.58%

Name/Address	Percentage of Class
Northern Trust Corporation, 50 S La Salle Street, Chicago, IL 60603	19.59%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	6.13%
Merrill Lynch, Pierce, Fenner & Smith, Inc., 101 Hudson Street, Jersey City, NJ 07302-3997	6.05%

Goldman Sachs Access High Yield Corporate Bond ETF

Name/Address	Percentage of Class
State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111	29.86%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	13.34%
Goldman Sachs & Co. LLC., 200 West Street, New York, NY 10282	11.19%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	6.48%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	6.42%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	6.05%
Apex Clearing Corporation, 350 North St. Paul Street, Suite 1300, Dallas, TX 75201	5.08%

Goldman Sachs Access Inflation Protected USD Bond ETF

Name/Address	Percentage of Class
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	30.01%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	16.55%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	8.29%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	7.39%
Pershing LLC, One Pershing Plaza, Jersey City, NJ 07399	6.00%
E*Trade, 671 North Glebe Road Ballston, Tower Arlington, VA 22203	5.92%

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

Name/Address	Percentage of Class
State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111	63.19%
Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013	18.18%
JP Morgan Securities, LLC, 383 Madison Ave., New York, NY 10179	10.48%

Goldman Sachs Access Investment Grade Corporate Bond ETF

Name/Address	Percentage of Class
State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111	17.98%
Pershing LLC, One Pershing Plaza, Jersey City, NJ 07399	12.04%
Reliance Trust Company, 1100 Abernathy Road NE Ste 400, Atlanta, GA 30328-5634	10.46%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	9.47%
JP Morgan Securities, LLC, 383 Madison Ave., New York, NY 10179	9.32%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	8.20%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	7.95%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	7.49%
Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.23%

Goldman Sachs Access Treasury 0-1 Year ETF

Name/Address	Percentage of Class
Merrill Lynch, Pierce, Fenner & Smith, Inc., 101 Hudson Street, Jersey City, NJ 07302-3997	17.14%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	10.91%
Apex Clearing Corporation, 350 North St. Paul Street, Suite 1300, Dallas, TX 75201	10.69%
Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	10.36%
Wells Fargo Clearing Services, LLC, 1 North Jefferson Ave., St. Louis, MO 63103	7.30%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	6.22%
RBC Capital Markets, LLC, 60 S 6th Street, Minneapolis, MN 55402-4413	6.19%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	5.42%

Goldman Sachs Access U.S. Aggregate Bond ETF

Name/Address	Percentage of Class
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	45.23%
E*Trade, 671 North Glebe Road Ballston, Tower Arlington, VA 22203	9.34%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	9.13%
Pershing LLC, One Pershing Plaza, Jersey City, NJ 07399	8.65%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	7.79%
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	6.11%

Goldman Sachs Access Ultra Short Bond ETF

Name/Address	Percentage of Class
Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104	28.06%
Goldman Sachs & Co. LLC., 200 West Street, New York, NY 10282	21.61%
Pershing LLC, One Pershing Plaza, Jersey City, NJ 07399	12.65%
National Financial Services LLC, 200 Liberty Street, New York, NY 10281	9.13%
TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154	8.21%
RBC Capital Markets, LLC, 60 S 6th Street, Minneapolis, MN 55402-4413	5.27%

Goldman Sachs MarketBetaTM Emerging Markets Equity ETF

Name/Address	Percentage of Class
State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111	90.07%
JP Morgan Securities, LLC, 383 Madison Ave., New York, NY 10179	8.81%

Goldman Sachs MarketBetaTM International Equity ETF

Name/Address	Percentage of Class
State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111	99.43%

Goldman Sachs MarketBetaTM U.S. Equity ETF

Name/Address	Percentage of Class
State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111	79.95%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	10.38%

Goldman Sachs Future Planet Equity ETF

Name/Address	Percentage of Class
Goldman Sachs & Co. LLC., 200 West Street, New York, NY 10282	53.07%
SEI, 1 Freedom Valley Drive, Oaks, PA 19456	27.99%
LPL Financial Corporation, LPL Financial, 4707 Executive Drive, San Francisco, CA 92121-3091	5.96%

Goldman Sachs MLP and Energy Renaissance Fund

Name/Address	Percentage of Class
First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation, 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	10.90	%*

*	Based on a Schedule 13G/A filed with the SEC on July 8, 2021.

Goldman Sachs Real Estate Diversified Income Fund

Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310-1995	26.52%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	19.51%
Class A	LPL Financial, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Drive, San Diego, CA 92121-3091	12.57%
Class P	Goldman Sachs & Co, C/O Mutual Fund Operations, 200 West Street, New York, NY 10282-2198	8.92%

GSTIIETFCEFRDIFPROXY2021

GOLDMAN SACHS TRUST II

200 WEST STREET

NEW YORK, NY 10282

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above.

3)  Follow the instructions provided on the website.

4)  To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D57858-S29135	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the following proposal: 1. To elect four Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:	☐	☐	☐

(1) Steven D. Krichmar
(2) Linda A. Lang
(3) Michael Latham
(4) Lawrence W. Stranghoener

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 3, 2021:

The Proxy Statement is available online at www.proxyvote.com.

—  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —

D57859-S29135

GOLDMAN SACHS TRUST II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Caroline Kraus, Secretary of the Trust, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on August 23, 2021, at a Special Meeting to be held virtually on December 3, 2021, at the following website: https://www.viewproxy.com/goldmansachs/broadridgevsm/, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

GOLDMAN SACHS ETF TRUST

200 WEST STREET

NEW YORK, NY 10282

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above.

3)  Follow the instructions provided on the website.

4)  To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D57860-S29135	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the following proposal: 1. To elect five Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:	☐	☐	☐

(1) Cheryl K. Beebe
(2) Lawrence Hughes
(3) John F. Killian
(4) Steven D. Krichmar
(5) Linda A. Lang

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 3, 2021:

The Proxy Statement is available online at www.proxyvote.com.

—  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —

D57861-S29135

GOLDMAN SACHS ETF TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Caroline Kraus, Secretary of the Trust, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on August 23, 2021, at a Special Meeting to be held virtually on December 3, 2021, at the following website: https://www.viewproxy.com/goldmansachs/broadridgevsm/, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

200 WEST STREET

NEW YORK, NY 10282

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above.

3)  Follow the instructions provided on the website.

4)  To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D57862-S29135	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the following proposal: 1. To elect four Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:	☐	☐	☐

(1) Cheryl K. Beebe (Class I)
(2) Lawrence Hughes (Class I)
(3) John F. Killian (Class III)
(4) Steven D. Krichmar (Class III)

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 3, 2021:

The Proxy Statement is available online at www.proxyvote.com.

—  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —

D57863-S29135

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Caroline Kraus, Secretary of the Trust, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on August 23, 2021, at a Special Meeting to be held virtually on December 3, 2021, at the following website: https://www.viewproxy.com/goldmansachs/broadridgevsm/, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

200 WEST STREET

NEW YORK, NY 10282

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above.

3)  Follow the instructions provided on the website.

4)  To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D57864-S29135	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the following proposal: 1. To elect four Trustees to the Board of Trustees of the Trust.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:	☐	☐	☐

(1) Cheryl K. Beebe
(2) Lawrence Hughes
(3) John F. Killian
(4) Steven D. Krichmar

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 3, 2021:

The Proxy Statement is available online at www.proxyvote.com.

—  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —

D57865-S29135

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Caroline Kraus, Secretary of the Trust, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on August 23, 2021, at a Special Meeting to be held virtually on December 3, 2021, at the following website: https://www.viewproxy.com/goldmansachs/broadridgevsm/, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE